UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ADVISORY RESEARCH FUNDS
Advisory Research All Cap Value Fund (ADVGX)
Advisory Research Emerging Markets Opportunities Fund (ADVMX)
Advisory Research Global Value Fund (ADVWX)
Advisory Research International All Cap Value Fund (ADVEX)
Advisory Research International Small Cap Value Fund (Investor Class - ADVIX)
Advisory Research International Small Cap Value Fund (Class I - ADVLX)
Advisory Research Small Company Opportunities Fund (ADVSX)
Advisory Research Strategic Income Fund (ADVNX)

ANNUAL REPORT
October 31, 2015

Advisory Research Funds
Each a series of Investment Managers Series Trust

Table of Contents
Advisory Research All Cap Value Fund
Letter to Shareholders	1
Fund Performance	3
Schedule of Investments	4
Advisory Research Emerging Markets Opportunities Fund
Letter to Shareholders	7
Fund Performance	11
Schedule of Investments	12
Advisory Research Global Value Fund
Letter to Shareholders	17
Fund Performance	20
Schedule of Investments	21
Advisory Research International All Cap Value Fund
Letter to Shareholders	27
Fund Performance	29
Schedule of Investments	30
Advisory Research International Small Cap Value Fund
Letter to Shareholders	34
Fund Performance	38
Schedule of Investments	39
Advisory Research Small Company Opportunities Fund
Letter to Shareholders	44
Fund Performance	46
Schedule of Investments	47
Advisory Research Strategic Income Fund
Letter to Shareholders	50
Fund Performance	52
Schedule of Investments	53
Statements of Assets and Liabilities	59
Statements of Operations	61
Statements of Changes in Net Assets	63
Financial Highlights	70
Notes to Financial Statements	78
Report of Independent Registered Public Accounting Firm	94
Supplemental Information	95
Expense Examples	103

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.advisoryresearch.com

Dear Shareholder,

The Advisory Research All Cap Value Fund (the “Fund”) completed the fiscal year with a total return of -1.10%, compared to its primary benchmark, the Russell 3000 Value Index (the “Index”), which returned +0.24%. Our investment process focuses on finding and purchasing well‐capitalized, profitable companies that trade at a discount to our estimate of their net asset value. Current market volatility has provided additional opportunities to find such companies and invest in them at attractive prices.

Market & Portfolio Overview

Economic conditions were mixed during the year ending 10/31/2015. The U.S. economy continued to grow (albeit at levels generally below the target 3% annual growth viewed as indicative of a robust economy), and unemployment fell to 5%, a level not seen since before the 2008 recession. However, concerns around an economic slowdown in China and the large fall-off in oil prices hampered markets during the year. The U.S. market, in particular, experienced its first correction since 2011, as reflected in the greater than 10% decline in the S&P 500 Index from peak to trough during the year, before recovering thru yearend on 10/31/15.

U.S. equity markets posted diverse returns during the year ended 10/31/2015, where large caps beat small caps and growth trounced value. The S&P 500 Index returned +5.20% during the period, while the Russell 2000 Index returned just +0.34%. The Russell 3000 Growth Index beat the Russell 3000 Value Index, +8.72% to +0.24%. The weakest performing sub-index was the Russell 2000 Value, down -2.88%.

The Advisory Research All Cap Value Fund underperformed the Russell 3000 Value Index during the most recent fiscal year. Similar to last year, the underperformance was more than explained by portfolio positioning on a market cap basis. Over the long haul, small and value have outperformed large and growth, but that has not been the case more recently. In fact, companies with weaker balance sheets and faster growing/speculative companies with no earnings have done exceedingly well during the last several years. Based on long-term data, we would expect this trend to reverse at some point in the intermediate future. In that regard, we have found more attractive opportunities in profitable companies with strong balance sheets in the $20 billion and under range, which include small caps, mid caps and the lower end of the large cap spectrum. It is here where we believe the greatest opportunity for double digit annual returns on individual securities exists over a multi-year holding period.

Harley Davidson, Inc. (HOG) is a good example, and a company we added to the Fund during the year. HOG is an iconic American motorcycle manufacturer, with two business segments, Motorcycles (89% of 2014 sales) and Financial Services (11% of sales). In our view, HOG’s premium brand and manufacturing capability are currently overshadowed by near-term growth concerns. The Motorcycles segment earns high returns and has maintained demand from core customers, while expanding the brand to new demographic categories and new countries. HOG’s captive finance company generates additional returns by financing dealers and customers; this unit appears to receive little credit in HOG’s current valuation. Downside protection is buffeted by a strong balance sheet (with little debt at the parent company level), recurring free cash flow, and the ability to return capital to shareholders via dividends and share repurchases.

From a sector perspective, our weakest sectors were Health Care and Financial Services. In the former, Brookdale Senior Living Inc. (BKD) was a laggard, and our weakest overall performer in the Fund. BKD is the largest private-pay, senior-housing operator in the country with over 110,000 units. The company owns the real estate at approximately 37,000 of these units and has purchase options to accumulate more real estate over time from capital leases. This is a competitive advantage and unique in its industry, as most operators do not own their assets – a separate real estate investment trust (REIT) does. Also, as the U.S. population ages, there will be an increasing supply/demand imbalance in the senior living facilities market, and we believe BKD’s scale and leadership position will allow it to capture an increasing share of the market.

BKD was created through the merger of Emeritus Corporation and legacy Brookdale in 2014. We established a position during a market correction shortly after the merger. We saw an opportunity for BKD to enhance the experience of residents within the Emeritus properties, driving better economics from rents and occupancy. We also saw an opportunity for BKD to unlock value from its real estate portfolio through corporate restructuring or outright sales. Subpar earnings results during the year created investor anxiety around the integration of the two companies, and industry data has recently shown occupancy to be increasing at a slower pace than expected. While there is work to do, we believe long-term opportunities for BKD outweigh these near-term concerns. We remain confident that improvement of the Emeritus assets will prove value-creating for BKD shareholders and that BKD will unlock value from its owned real estate portfolio.

In Financial Services, Loews Corporation (L), a diversified business that is categorized in financial services, was our weakest performer relative to the benchmark, primarily as a result of the performance of its energy holdings. However, the company historically has been a strong performer, outperforming the Russell 3000 Value Index over the past 15 years. The stock trades at a discount to book value and the sum of the various public and private investments that it holds, and the company has used its cash to opportunistically repurchase stock.

On the positive side, our holdings in the Technology and Consumer Staples sectors were areas of strength. CDW Corporation (CDW) was the top contributor in the Fund overall. Based in Vernon Hills, Illinois, CDW is the leading value-added reseller (VAR) of integrated information technology (IT) solutions in the U.S. and Canada. CDW is growing revenue at an attractive rate and taking share in the fragmented VAR industry. It has strong relationships with customers. Effectively an IT consultant, CDW is capable of creating multi-brand solutions for clients that provide the best fit tailored to their needs. Given the volume of its sales, CDW is strategic to many OEMs, including Hewlett-Packard, IBM, Cisco, Microsoft, and Apple, and it just signed a strategic partnership with Dell, which should be highly accretive to sales and earnings. During the year, CDW reported strong results that beat expectations, and it consistently raised guidance, with estimated earnings growth around 20% year-over-year. CDW continues to trade at a low absolute valuation (and also in comparison to the broader class of distributors) and the Fund continues to hold this position.

In Consumer Staples, Mondelez International, Inc. (MDLZ), was the Fund’s top performer. MDLZ is a leading global snack food manufacturer, with iconic brands such as Oreo, Nabisco, and Cadbury. MDLZ has adopted a multi-year efficiency program that should allow it to dramatically increase operating margins and bottom-line profitability. The company showed good progress during the year, and reaffirmed its target of 15%-16% operating margin in 2016.

Outlook

The Fed’s easy money policies of the last several years have been conducive to both highly levered and money-losing companies, and helped fuel a speculative period where growth dramatically outperformed value. Just as in the period following the dotcom era at the turn of the century, we would anticipate a changing of the guard in the equity markets, where profitability and strong balance sheets once again matter. Over the long-term, we believe that investing in companies with solid balance sheets, trading at a discount to our estimate of their net asset value, and having strong management teams with plans to unlock value, present the best opportunities for outperformance.

We remain confident in our process and current positioning. By focusing on both downside protection and upside potential over a multi-year investment horizon, we believe the Fund is well-positioned for a positively skewed risk/reward payoff. The valuation of portfolio companies is compelling on both an absolute and relative basis. Relative to our benchmarks, we own businesses that generate higher returns and are growing earnings faster, with responsible financial positions.

We thank you for your investment in the Advisory Research All Cap Value Fund and look forward to updating you again in 2016.

Advisory Research, Inc.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Risk Factors - Mutual funds are subject to risks which may cause investors to lose money. A principal risk of investing in the Fund is equity risk, which is the risk that the value of securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The Fund’s investments in non-U.S. issuers may involve unique risks such as more volatility compared to investing in securities of U.S. issuers. The Fund’s investments in foreign issuers in developing or emerging market countries involve exposure to changes in economic and political factors.

Current and future portfolio holdings are subject to change and risk.

                                              Advisory Research

Advisory Research All Cap Value Fund
FUND PERFORMANCE at October 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 3000 Value Index. Results include the reinvestment of all dividends and capital gains.

The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2015	1 Year	3 Years	5 Years	Since Inception	Inception Date
Advisory Research All Cap Value Fund	-1.10%	11.91%	10.69%	10.92%	11/16/09
Russell 3000 Value Index	0.24%	14.29%	13.04%	12.41%	11/16/09

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 1.14% and 1.00% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.00% of the average daily net assets of the Fund. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until February 28, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.

Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS – 101.5%
	COMMUNICATIONS – 7.7%
10,640	Comcast Corp. - Class A	$666,277
18,713	Tribune Media Co. - Class A	754,695
27,352	Twenty-First Century Fox, Inc. - Class B	844,630
		2,265,602
	CONSUMER DISCRETIONARY – 7.9%
17,807	H&R Block, Inc.	663,489
20,451	Harley-Davidson, Inc.	1,011,302
12,874	Ross Stores, Inc.	651,167
		2,325,958
	CONSUMER STAPLES – 14.1%
24,251	CST Brands, Inc.	871,338
7,582	CVS Health Corp.	748,950
9,348	JM Smucker Co.	1,097,362
14,041	Mondelez International, Inc. - Class A	648,132
7,736	PepsiCo, Inc.	790,542
		4,156,324
	ENERGY – 5.7%
10,066	Carrizo Oil & Gas, Inc.*	378,784
8,586	Chevron Corp.	780,296
3,831	Pioneer Natural Resources Co.	525,383
		1,684,463
	FINANCIALS – 27.0%
36,366	Allied World Assurance Co. Holdings A.G.	1,322,268
12,040	American Express Co.	882,050
10,720	American International Group, Inc.	676,003
9,068	Berkshire Hathaway, Inc. - Class B*	1,233,429
8,050	Capital One Financial Corp.	635,145
3,939	Enstar Group Ltd.*	621,574
25,661	FNF Group	905,320
12,090	JPMorgan Chase & Co.	776,783
24,488	Loews Corp.	892,833
		7,945,405
	HEALTH CARE – 15.8%
34,114	Brookdale Senior Living, Inc.*	713,324
11,477	Gilead Sciences, Inc.	1,241,008
5,060	Johnson & Johnson	511,212
11,050	Medtronic PLC	816,816
6,008	Thermo Fisher Scientific, Inc.	785,726
4,981	UnitedHealth Group, Inc.	586,662
		4,654,748

Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS – 9.0%
16,716	CSX Corp.	$451,165
11,285	Oshkosh Corp.	463,701
15,140	TE Connectivity Ltd.	975,621
8,517	Union Pacific Corp.	760,994
		2,651,481
	MATERIALS – 5.6%
11,065	Eagle Materials, Inc.	730,622
19,144	H.B. Fuller Co.	727,281
11,990	LSB Industries, Inc.*	187,643
		1,645,546
	TECHNOLOGY – 8.7%
26,962	CDW Corp.	1,204,932
16,264	Microsoft Corp.	856,137
16,706	TeleTech Holdings, Inc.	486,144
		2,547,213
	TOTAL COMMON STOCKS (Cost $27,545,435)	29,876,740

	SHORT-TERM INVESTMENTS – 4.1%
1,221,641	Fidelity Institutional Money Market Fund, 0.12%[1]	1,221,641

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,221,641)	1,221,641

	TOTAL INVESTMENTS – 105.6% (Cost $28,767,076)	31,098,381
	Liabilities in Excess of Other Assets – (5.6)%	(1,654,118)

	TOTAL NET ASSETS – 100.0%	$29,444,263

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research All Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2015

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Insurance	16.1%
Consumer Products	8.6%
Specialty Finance	8.2%
Media Content	7.7%
Biotechnology & Pharmaceuticals	6.0%
Technology Services	5.8%
Oil, Gas & Coal	5.7%
Retail Staples	5.5%
Medical Equipment/Devices	5.5%
Health Care Facilities/Services	4.4%
Transportation & Logistics	4.1%
Automotive	3.4%
Electrical Equipment	3.3%
Chemicals	3.1%
Software	2.9%
Banking	2.6%
Construction Materials	2.5%
Home & Office Products	2.3%
Retail Discretionary	2.2%
Machinery	1.6%
Total Common Stocks	101.5%
Short-Term Investments	4.1%
Total Investments	105.6%
Liabilities in Excess of Other Assets	(5.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research Emerging Markets Opportunities Fund (the “Fund”) completed the fiscal year with negative absolute performance but positive relative performance to its primary benchmark, the MSCI Emerging Markets Index. Our fundamentals-based, bottom-up active management approach preserved capital during this period, relative to the overall market. A major force behind the Fund’s negative returns for the period was the strength of the U.S. dollar versus the currencies in which the Fund invests. Negative currency movement accounted for the vast majority of the negative return generated during the period.

Market & Portfolio Overview
During the fiscal year the Emerging Market (“EM”) asset class bore the brunt of investor concerns regarding more ominous signs of a global economic slowdown, paired with the looming US Federal Reserve decision to raise interest rates. Investors viewed EM as a monolithic group and looked for safety by selling EM stocks, bonds and currencies despite very different economic conditions across these markets.

Admittedly, GDP growth and economic activity has slowed in the major EM markets. Nonetheless, it still looks superior to most developed markets. In some instances this slowdown is severe and is creating political instability, with Brazil impacted most negatively. In other instances, the slowdown is more moderate, and the decline in commodity prices is actually a net benefit and could be a harbinger for mid-term growth opportunities. Central European EM countries such as Turkey and the larger Asian economies, such as China, India, South Korea and Taiwan all benefit from the deflationary trends in commodity prices. We believe that lower commodity prices also will improve current account balances which should provide some exchange rate support for a number of EM currencies going forward.

In many instances, current valuations reflect fears that some EM markets and EM stocks are likely to face near-term collapse given decelerating economic conditions and the daily news flow seems to support this concern. That said, data coming from the major EM markets where we invest paint a decidedly different picture. The data shows economic conditions bottoming out and even experiencing a slight uptick heading into the new fiscal year. Valuations are supportive of a potential rebound if economic conditions improves and/or sentiment improves, which we think might happen after a potential Fed rate hike. The following table demonstrates the discounted valuations of the Fund versus its benchmark and the S&P 500.

	ADVMX	MSCI Emerging Markets Index	S&P 500 Index
Dividend Yield	3.3%	2.8%	2.1%
Price/Book	0.9x	1.4x	2.6x
Price/Earnings	10.5x	11.9x	19.8x
Price/Cash Flow	8.2x	18.9x	15.1x
The Fund’s 30-day yield with and without fee waivers was 1.86% and 1.16% respectively.*

We believe the spread between the fears of the market and what is actually happening on the ground provides investors with a unique opportunity to deploy capital to an asset class trading at significant discount to its developed market comparables. Stock selection and market selection matter in this asset class. Heavily indebted companies and those focused on commodities face a long road to recovery. Export-oriented and consumer-oriented companies face a much shorter recovery period and, in many instances, they have sold off despite strong fundamentals. We believe these opportunities will likely prove rewarding in the future.

Shifting focus to Fund performance, the Energy sector performed well for the Fund during the period and our investment in Dragon Oil Public Limited Company stands out in this category. Dragon Oil is a Dubai-based oil and gas exploration and production company, with its primary assets in the Caspian Sea in Turkmenistan. Through the efficient extraction of the Caspian oil assets, Dragon Oil built up a cash pile equal to more than 40% of its market value and used it to invest over the years in attractive energy plays around the world. Dragon Oil was particularly well positioned to invest its cash assets in new investments in an oil and gas landscape that hah been downgraded due to the sharp decline in oil prices. ENOC, Dubai’s national oil company and Dragon Oil’s largest shareholder, sensed an opportunity and launched a tender offer for the remaining shares of Dragon Oil it did not already own. The activist investor, Elliot Management, entered the stock and helped push the final buyout price up to a 47% premium over the closing price the day before the initial bid was announced. As we did not anticipate another bidder for Dragon Oil, the Fund exited its position in the company on what turned out to be the final buyout price.

Conversely, our investments in the Consumer Discretionary sector detracted for the fiscal year. MRV Engenharia e Participacoes (“MRV”) led this underperformance. MRV is a Brazilian homebuilder active in 18 states and 120 cities, with 323 construction projects throughout Brazil. The company is the market leader in the low income segment, with a pan-Brazilian presence unmatched by rivals. Although the company continues to perform well in a very difficult market environment in Brazil, the weakening currency and political situation resulted in the stock trading down for the period. We are very positive on the mid-term trends in lower income housing in Brazil and feel that the government will continue to be supportive of this segment of the market by providing subsidized and the recent announcement of MCMV 3 (Minha Casa Minha Vida) supports this position. MRV no longer trades with any expectation of a recovery in its markets with a valuation of under 0.80x of book value and 6x earnings. With a stock buyback program in place and an attractive dividend yield, we continue to hold this position.

In terms of portfolio changes, two examples of companies we added during the fiscal year were Ras Al Khalimah Ceramics (RAK) and True Telecommunications Growth Infra Fund (TRUEGIF). RAK Ceramics is one of the largest ceramics manufacturers in the world with plants in the UAE, Bangladesh, and India. It has global annual production capacity of 117 million square meters of ceramic and porcelain tiles, 4.6 million pieces of sanitary ware and 24 million pieces of tableware, with a distribution network that spans over 160 countries. End markets for RAK’s products include UAE at 19%, India at 17%, Saudi Arabia 14%, EU 12%, Other Middle East 7%, Bangladesh 6%, GCC 6%, and Other Markets 19%. The largest shareholder of the company is the Dubai-based private equity firm Samena Capital, which owns 30%, controls the board of directors, and is aligned with our interests to unlock the value in the company. At the time of purchase, RAK traded at more than a 35% discount to our net asset value estimate, which included the core operating business, net cash, investments in non-core land holdings and RAK’s stake in its publicly traded Bangladeshi subsidiary. This net asset value analysis shows the core business traded at around 4x earnings, with ROE (return on equity) in the high teens. RAK has ample room to streamline its business and cut costs. RAK has undertaken significant expansion and is now entering a period of high free cash flow generation. RAK’s dividend yield is in excess of 7%, which we think is sustainable.

TRUEGIF is the first telecommunications infrastructure fund in Thailand with a leading portfolio of telecom infrastructure assets. The fund listed at the end of 2013 raising $1.8bn in the second biggest IPO (initial public offering) of the year. The Thai regulator requires payout of no less than 90% of adjusted net profit with dividend payments made at least once per year. The company’s main shareholder and customer is the third largest telecom operator, True Corp (TRUE TB), which owns 33% stake in TRUEGIF. TRUE TB has a 17.1% market share in the Thai telecommunication industry. Revenues are generated by four distinct segments; towers, fiber optic cable, backbone fiber optic cable, and upcountry broadband services. The company’s balance sheet is underleveraged relative to global tower peers and we expect additional asset acquisitions along with signing up new non TRUE TB customers for their telecom assets. Despite its low leverage and low relative capacity utilization, we purchased TRUEGIF at 1x book value, 14x forward earnings and more than an 8% dividend yield.

Two examples of companies we exited during the fiscal year were Netdragon Websoft, Inc. and Adecoagro SA Com. Netdragon is a Chinese-based gaming and mobile internet company with a strong cash flow generating gaming franchise and strong development track record. We purchased the stock shortly after it sold its smartphone apps store to Baidu and was sitting on cash worth nearly 75% of the company’s market value. The residual gaming franchise was priced at around 5x earnings with good growth prospects. Furthermore, Netdragon had announced an attractive venture into the online education industry with Hon Hai Precision providing hardware with the former CEO of Alibaba as a cornerstone investor. The Netdragon stock price rose materially as the Shanghai-Hong Kong connect provided Chinese-based investors the opportunity to invest in a well-known and respected technology franchise at a fraction of the price of lower quality franchises listed in Shanghai and Shenzhen. The frenzy to purchase the stock pushed it past our upside fair value estimate, and we exited the name.

For Adecoagro, a NYSE listed agricultural company with operation in Brazil and Argentina, we exited the position as the stock was trading with only 3% upside to our internal NAV (net asset value) estimate, assuming a 20% discount to the Argentina appraised land valuation and a 6x EBITDA multiple for the sugar crushing business. The stock had performed well following a de-risking of Argentina related assets following the first round of elections. We decided to re-deploy the capital into other ideas with a better risk-reward profile.

Outlook
We believe the sharp downturn in EM valuations reflects an excess of negative sentiment for the asset class. Going forward, we expect the underlying economic data to show that the major EM countries have stabilized, and in some cases the data will point to a moderate improvement in growth rates. Depressed currencies, rebalancing of commodity supply and demand, moderate debt levels (denominated in local currencies versus the U.S. dollar), and a strengthening US economy provide a path to recovery that many investors currently ignore. Several countries, such as China and India, also have room to ramp up monetary and fiscal stimulus as needed in order to improve their economic prospects.

ADVISORY RESEARCH

Valuations are highly supportive of a long term investment approach to EM in general and the Fund in particular. On an absolute basis, valuations are factoring in a greater likelihood of economic collapse than we believe is reasonable. On a relative basis, investors are being granted an opportunity to deploy appreciated U.S. dollar assets into discounted EM stocks and currencies. The Fund also provides an attractive dividend yield, through the strong balance sheets and cash flow generation capabilities of its holdings.

Stock selection will continue to matter in the EM space. The investment landscape is, and will continue to be, populated by larger companies that are heavily impacted by commodity prices (which we believe has a longer path to recovery) and/or government affiliated companies where maximizing value for shareholders is not the only interest of management. Our actively managed investing style can avoid these names and focus on well-governed, entrepreneurial driven companies with solid growth prospects. Opportunities that fit our criteria abound in the current market conditions and we are very enthusiastic about the positioning of the portfolio heading into the new fiscal year.

Thank you for investing in the Advisory Research Emerging Markets Opportunities Fund. We look forward to updating you in 2016.

Advisory Research, Inc.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Past performance is no guarantee of future results.

*	The 30-Day SEC Yield reflects annualization of the Fund’s total net investment income per share for the 30-day period on the last day of the month.

Dividend Yield: An annual percentage of return earned by an investor on a common or preferred stock. The yield is calculated by dividing the dividends/share by the current market price. Dividend yields quoted for specific securities refer to the underlying securities in the fund’s portfolio and do not represent or predict the performance of the fund itself.

Price-to-book: A comparison of the stock market’s value to the actual book value (total assets minus liabilities) of a company. Generally, a low price-book value ratio can indicate a company is being undervalued.

ADVISORY RESEARCH

Price-to-earnings: A valuation ratio comparing a company’s current share price to its trailing 12 month per-share earnings. Generally, companies with higher P/E ratios are considered riskier investments as higher P/E ratios indicate higher earnings expectations.

Price/cash flow: A valuation ration comparing a company’s price to its cash flow per share. Generally, a low price/cash flow ratio may indicate a company is undervalued.

Forward earning: A company’s forecasted or estimated earning.
EBITDA: Acronym for Earnings Before Interest, Taxes, Depreciation and Amoritization. EBITDA is an indicator of a company’s financial performance and if often used to compare the profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

Mutual funds are subject to risks which may cause investors to lose money. A principal risk of investing in the Fund is equity risk, which is the risk that the value of securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Current and future portfolio holdings are subject to change and risk.

ADVISORY RESEARCH

Advisory Research Emerging Markets Opportunities Fund
FUND PERFORMANCE at October 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all dividends and capital gains.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not possible to invest in an index.
Average Annual Total Return as of October 31, 2015	6 Months (Actual)	1 Year	Since Inception	Inception Date
Advisory Research Emerging Markets Opportunities Fund	-12.90%	-12.89%	-3.97%	11/01/13
MSCI Emerging Markets Index I	-17.75%	-14.53%	-6.98%	11/01/13

The performance data quoted here represents past performance. Past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 2.64% and 1.36% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.35% of the average daily net assets of the Fund. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until February 28, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, of fees waived or payments made to the Fund for a period of three fiscal years following the fiscal year in which such reimbursement occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.

Advisory Research Emerging Markets Opportunities Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS – 94.2%
	AUSTRIA – 1.4%
13,554	Vienna Insurance Group A.G. Wiener Versicherung Gruppe	$433,743

	BERMUDA – 1.4%
229,015	GP Investments Ltd.*	423,422

	BRAZIL – 5.4%
3,863	Banco ABC Brasil S.A.	8,520
121,873	BM&FBovespa S.A.	360,348
165,499	Duratex S.A.	274,554
311,424	MRV Engenharia e Participacoes S.A.	598,962
243,273	QGEP Participacoes S.A.	375,879
		1,618,263
	BRITISH VIRGIN – 1.2%
549,401	Symphony International Holdings Ltd.	349,584

	CAMBODIA – 1.1%
484,000	NagaCorp Ltd.	342,283

	CANADA – 0.9%
158,810	Bankers Petroleum Ltd.*	267,193

	CHILE – 1.4%
1,236,803	Ripley Corp. S.A.	409,537

	CHINA – 5.4%
1,101,700	China Communications Services Corp. Ltd. - Class H	441,954
642,322	China Lesso Group Holdings Ltd.	519,329
655,200	CPMC Holdings Ltd.	366,478
446,960	Shandong Weigao Group Medical Polymer Co., Ltd. - Class H	308,609
		1,636,370
	COLOMBIA – 1.3%
48,455	Bancolombia S.A.	393,728

	HONG KONG – 14.6%
66,827	China Cord Blood Corp.*	425,688
1,565,575	Dah Chong Hong Holdings Ltd.	709,181
301,074	Digital China Holdings Ltd.	307,169
1,634,426	Emperor Entertainment Hotel Ltd.	323,781
924,439	Far East Consortium International Ltd.	337,328
217,568	NWS Holdings Ltd.	326,995
7,411,447	REXLot Holdings Ltd.[1]	271,573
1,010,663	VST Holdings Ltd.	296,695
946,738	WH Group Ltd.*2	522,082
1,060,798	Xinyi Glass Holdings Ltd.	549,560
96,510	Yue Yuen Industrial Holdings Ltd.	352,074
		4,422,126

Advisory Research Emerging Markets Opportunities Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDIA – 1.5%
90,501	Cox & Kings Ltd.	$373,735
1,349	Grasim Industries Ltd.	76,633
		450,368
	INDONESIA – 2.7%
29,321,653	Panin Financial Tbk P.T.*	468,030
2,975,600	Perusahaan Perkebunan London Sumatra Indonesia Tbk P.T.	335,502
		803,532
	MALAYSIA – 2.8%
1,228,800	Media Prima Bhd	397,586
877,900	Supermax Corp. Bhd	459,222
		856,808
	MEXICO – 4.3%
263,902	Concentradora Hipotecaria SAPI de C.V. - REIT	413,001
1,225,159	Consorcio ARA S.A.B. de C.V.*	459,125
151,298	Grupo Simec S.A.B. de C.V.*	414,934
		1,287,060
	PANAMA – 1.5%
16,619	Banco Latinoamericano de Comercio Exterior S.A. - Class E	449,212

	PERU – 1.2%
289,578	Cementos Pacasmayo S.A.A.	379,167

	PHILIPPINES – 1.5%
3,999,900	Metro Pacific Investments Corp.	444,568

	ROMANIA – 1.4%
2,163,204	Fondul Proprietatea S.A. *	439,647

	SINGAPORE – 1.4%
1,498,400	Golden Agri-Resources Ltd.	415,860

	SOUTH AFRICA – 3.9%
290,540	Group Five Ltd.	461,874
39,089	Investec PLC	324,927
745,263	KAP Industrial Holdings Ltd.	395,815
		1,182,616
	SOUTH KOREA – 15.0%
23,035	Bixolon Co., Ltd.	294,338
68,273	DGB Financial Group, Inc.	633,295
1,517	Dongwon Industries Co., Ltd.	424,964
4,190	Fila Korea Ltd.	367,006
38,202	Hankook Tire Worldwide Co., Ltd.	617,153
17,309	KT Corp.*	448,401
56,472	Kwangju Bank*	402,540

Advisory Research Emerging Markets Opportunities Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	SOUTH KOREA (Continued)
5,437	Samsung SDI Co., Ltd.	$506,093
34,610	SL Corp.	514,703
27,183	Tongyang Life Insurance Co., Ltd.	332,408
		4,540,901
	TAIWAN – 13.3%
39,818	Asustek Computer, Inc.	356,347
853,928	China Life Insurance Co., Ltd.	704,591
21,765	ChipMOS TECHNOLOGIES Bermuda Ltd.	385,893
719,108	King's Town Bank Co., Ltd.	572,245
120,000	Radiant Opto-Electronics Corp.	371,357
336,989	Ruentex Industries Ltd.	620,937
547,908	Teco Electric and Machinery Co., Ltd.	477,542
471,329	Tong Yang Industry Co., Ltd.	515,165
		4,004,077
	THAILAND – 2.6%
93,400	Bangkok Bank PCL	438,873
981,900	Digital Telecommunications Infrastructure Fund	347,924
		786,797
	TURKEY – 2.4%
669,618	Turkiye Sinai Kalkinma Bankasi A.S.	353,230
313,136	Turkiye Sise ve Cam Fabrikalari A.S.	358,376
		711,606
	UNITED ARAB EMIRATES – 3.2%
154,293	Emaar Properties PJSC	271,006
460,433	Ras Al Khaimah Ceramics	438,746
174,683	Union National Bank PJSC	266,329
		976,081
	UNITED KINGDOM – 1.4%
144,554	Stock Spirits Group PLC	424,503

	TOTAL COMMON STOCKS (Cost $31,494,417)	28,449,052

	SHORT-TERM INVESTMENTS – 4.1%
1,242,285	Fidelity Institutional Money Market Fund, 0.12%[3]	1,242,285

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,242,285)	1,242,285

Advisory Research Emerging Markets Opportunities Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

TOTAL INVESTMENTS – 98.3% (Cost $32,736,702)	$29,691,337
Other Assets in Excess of Liabilities – 1.7%	507,333

TOTAL NET ASSETS – 100.0%	$30,198,670

PCL – Public Company Limited
PJSC – Private Joint Stock Company
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Fair valued under direction of the Board of Trustees. The aggregate value of such investments is 0.9% of net assets.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $522,082.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research Emerging Markets Opportunities Fund
SUMMARY OF INVESTMENTS
As of October 31, 2015

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Banking	12.7%
Consumer Products	8.7%
Construction Materials	8.6%
Insurance	6.4%
Hardware	6.2%
Health Care Facilities/Services	4.6%
Engineering & Construction Services	4.1%
Retail Discretionary	3.7%
Oil, Gas & Coal	3.6%
Distributors	3.5%
Home & Office Products	3.5%
Asset Management	3.5%
Recreational Facilities & Services	3.2%
Apparel & Textile Products	2.4%
Real Estate	2.0%
Automotive	1.7%
Machinery	1.6%
Telecom	1.5%
Utilities	1.5%
Iron & Steel	1.4%
Specialty Finance	1.4%
Media Content	1.3%
Transportation & Logistics	1.3%
Semiconductors	1.3%
Containers & Packaging	1.2%
Institutional Financial Services	1.2%
Gaming, Lodging & Restaurants	1.1%
Medical Equipment & Devices	1.0%
Total Common Stocks	94.2%
Short-Term Investments	4.1%
Total Investments	98.3%
Other Assets in Excess of Liabilities	1.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research Global Value Fund (the “Fund”) ended fiscal year 2015 with moderate negative absolute performance (-1.09%) but outperformed its primary benchmark, the MSCI World Value Index (-2.48%). Our style of investing was somewhat out of favor as momentum and growth stocks have outperformed value stocks. We continue to remain disciplined in our investment approach, focusing on companies with under-utilized balance sheets, strong management teams, and durable business models that trade at a discount to our estimate of net asset value.

Market & Portfolio Review

Economic conditions were mixed during the fiscal year. The U.S. economy continued to grow, albeit at levels generally below the target 3% annual growth viewed as an indicator of a robust economy. Furthermore, unemployment fell to 5%, a level not seen since before the 2008 recession. Despite these positive trends, the U.S. market experienced its first correction since 2011, as reflected in the greater than 10% decline in the S&P 500 Index from peak to trough during the year, before recovering thru fiscal year-end.

There was a high level of dispersion across the U.S. equity markets during the year. Large caps beat small caps and growth trounced value. Over the past decade the significant outperformance of growth relative to value is an historical anomaly.

Major economic themes permeated the global equity markets during the year. Although U.S. interest rates did not rise, overseas markets undulated due to speculation on when the Fed would support a rate increase. In Japan, a sharp decline in energy import prices thwarted Prime Minister Abe and Central Banker Kuroda’s attempt to stave off deflation. Nonetheless, significant shifts in corporate governance attitudes in Japan provided a favorable backdrop for equity investing. Japan proved to be one of the best performing developed markets during the year. In Europe, long-awaited quantitative easing improved business and consumer sentiment for the first time in many years. Struggling but reforming economies such as Spain and Ireland enjoyed reasonable growth and reduced unemployment. Greece’s struggles were well documented, but its economic maladies remained contained. Germany, Europe’s largest economy, felt China’s economic slowdown most directly given its export oriented economic makeup.

2015 marked the arrival of China as a major player in the global equity markets. China’s A-Share market, based in Shenzhen and Shanghai, gyrated heavily during the year, moving from boom to bust with shocking speed. Foreign investors struggled to make sense of the movement, given clear signals of China’s economic slowdown and shift from an export oriented market to a consumer market. Policy choices by the Chinese government allowing for extensive trading halts, restricting short selling, and depreciating the Chinese Yuan during a period of global economic uncertainty added to foreign investor’s unsettled view of China’s stock market.

Looking at the Fund’s performance from a sector perspective, the strongest relative sector during the period was Energy. Dragon Oil, a Dubai-based oil and gas exploration and production company with its primary assets in the Caspian Sea in Turkmenistan, was a strong performer. Through the efficient extraction of the Caspian oil assets, Dragon Oil built up a cash pile equal to more than 40% of its market value and used it to invest over the years in attractive energy plays around the world. Dragon Oil was particularly well positioned to invest its cash assets in new investments in an oil and gas landscape that has been downgraded due to the sharp decline in oil prices. ENOC, Dubai’s national oil company and Dragon Oil’s largest shareholder, launched a tender offer for the remaining shares of Dragon Oil it did not already own. The, activist investor, Elliot Management, entered the stock and helped push the final buyout price up to a 47% premium over the closing price the day before the initial bid was announced. As we did not anticipate another bidder for Dragon Oil, Fund management exited its position in the company on what turned out to be the final buyout price.

Industrials represents a weak sector during this period and Vallourec SA is an example of a security that did not meet our performance expectations. Vallourec is a Paris-based manufacturer of seamless tubes. The most profitable segment of the company’s business is seamless tubes used in the oil and gas industry, specifically horizontal wells used in shale-based fracking. The company’s stock price underperformed during the first fiscal quarter due to the sharp decline in the price of oil and increasing exploration cost pressure on shale-based producers. The Fund exited the name in light of our belief that Vallourec’s cost cutting efforts would not be effective enough to offset the decline in its core business.

Volatility in the market often presents opportunities to purchase securities that are inefficiently priced. During a period of market uncertainty, the Fund was able to purchase Harley Davidson, Inc. (HOG) at valuations well below our estimate of net asset value. HOG is an iconic American motorcycle manufacturer, with two business segments, motorcycles (89% of 2014 sales) and financial services (11% of sales). In our view, HOG’s premium brand and manufacturing capability are currently overshadowed by near-term growth concerns. The motorcycles segment is a high return business that has maintained its demand from core customers while expanding its brand to new demographic categories and countries. In addition, HOG’s captive finance company generates additional returns by financing dealers and customers; this unit appears to receive little credit in HOG’s current valuation. Downside protection is embedded in a clean balance sheet (no debt at the parent company) and the ability to return capital to shareholders via dividends and share repurchases. To that end, in mid-June, HOG announced that its board authorized the repurchase of 15 million more of its shares (over 7% of shares outstanding), almost doubling its existing buyback plans. This announcement further confirms our confidence in management’s ability to return value to shareholders.

To offset the Fund’s purchases, we maintain our discipline of exiting investments that have reached our estimate of net asset value. During the period we exited Convergys Corp. (CVG). CVG is engaged in business process outsourcing. It was founded in 1998 as a spinoff from Cincinnati Bell. Following the sale of two poorly performing segments a few years ago, CVG focused on outsourced customer service (call centers) for major corporations. During our initial purchase, we noted the company had more than $1 billion in excess liquidity, which could be used to repurchase shares or make an acquisition. In early 2014, CVG acquired competitor Stream Global Services for $820 million. CVG has managed the Stream acquisition and integration well, earning the planned synergies that have enabled CVG to reach its financial targets. The Fund exited the position with a solid gain and allocated the capital to more attractive opportunities.

Outlook

The Fed’s easy money policies of the last several years have been conducive to overly indebted and money-losing companies and helped fuel a speculative period where growth dramatically outperformed value. Similar to the dotcom era at the turn of the century, we would anticipate a changing of the guard in the equity markets, where profitability and strong balance sheets once again matter.

From a non-U.S. perspective, it appears as though the strengthening of the US dollar that caused a headwind for the portfolio is stabilizing, allowing our holdings to take advantage of their depreciated currencies. Furthermore, after a period of strength from momentum/growth stocks, we feel that value stocks are undervalued on a relative and absolute basis. The relative attractiveness of our non-U.S. stocks versus the broad market points to the relative under-valuation of the type of stocks we own and strongly believe will perform well in the coming years.

We thank you for investing in the Advisory Research Global Value Fund and look forward to updating you again in 2016.

Advisory Research, Inc.

  Advisory Research

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Current and future portfolio holdings are subject to change and risk.

ADVISORY RESEARCH

Advisory Research Global Value Fund
FUND PERFORMANCE at October 31, 2015 (Unaudited)

The Fund commenced operations on July 30, 2010, after the conversion of a limited partnership account, which commenced on January 01, 2009 (the "Predecessor Account"). The Predecessor Account was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. This graph compares a hypothetical $10,000 investment in the Predecessor Account, made at its inception, with a similar investment in the MSCI World Value Index. Results include the reinvestment of all dividends and capital gains.

The MSCI World Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2015	1 Year	3 Years	5 Years	Since Inception	Inception Date
Advisory Research Global Value Fund	-1.09%	8.45%	7.27%	11.60%	01/01/09
MSCI World Value Index	-2.48%	9.91%	7.92%	10.15%	01/01/09

The performance data quoted here represents past performance. Past performance is not guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 1.86% and 1.14% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.10% of the average daily net assets of the Fund. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until February 28, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.

The performance table above includes information for the Predecessor Account prior to the July 30, 2010. The returns for the Predecessor Account reflect its performance prior to July 30, 2010 and have been adjusted to reflect the Fund's estimated gross annual expense ratio as set forth in the Fund's prospectus dated July 13, 2010 as amended.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS – 100.8%
	AUSTRALIA – 1.4%
19,616	GrainCorp Ltd. - Class A	$125,753
51,300	Orora Ltd.	84,825
		210,578
	AUSTRIA – 1.6%
7,383	BUWOG A.G.*	156,970
2,867	Vienna Insurance Group A.G. Wiener Versicherung Gruppe	91,747
		248,717
	BERMUDA – 0.7%
698	Enstar Group Ltd.*	110,144

	BRAZIL – 0.7%
55,924	MRV Engenharia e Participacoes S.A.	107,559

	FRANCE – 3.5%
1,173	Cie Generale des Etablissements Michelin	116,683
5,234	Engie	91,597
1,255	Eurazeo S.A.	88,367
2,133	Total S.A.	103,147
1,092	Wendel S.A.	130,902
		530,696
	GERMANY – 2.3%
1,572	Rheinmetall A.G.	98,872
4,203	RHOEN-KLINIKUM A.G.	125,375
4,053	Talanx A.G.	129,866
		354,113
	HONG KONG – 1.6%
250,263	Dah Chong Hong Holdings Ltd.	113,365
221,322	WH Group Ltd.*1	122,049
		235,414
	IRELAND – 2.0%
1,935	Medtronic PLC	143,035
5,823	Smurfit Kappa Group PLC	165,714
		308,749
	ITALY – 0.8%
6,714	Buzzi Unicem S.p.A.	113,599

	JAPAN – 12.6%
21,000	Chiyoda Corp.	159,723

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	JAPAN (Continued)
15,000	Chugoku Marine Paints Ltd.	$107,233
24,100	Mitsubishi UFJ Financial Group, Inc.	155,868
77,500	Mizuho Financial Group, Inc.	159,638
23,100	Resona Holdings, Inc.	122,230
5,500	Ryosan Co., Ltd.	133,100
1,900	Secom Co., Ltd.	126,740
63,000	Shinsei Bank Ltd.	132,097
6,300	Ship Healthcare Holdings, Inc.	152,606
20,500	SKY Perfect JSAT Holdings, Inc.	107,902
4,500	Sumitomo Mitsui Financial Group, Inc.	179,521
3,600	Tokio Marine Holdings, Inc.	138,714
1,800	Toyota Industries Corp.	94,590
5,600	Yamaha Corp.	138,985
		1,908,947
	NETHERLANDS – 2.1%
9,085	Delta Lloyd N.V.	71,588
2,434	Koninklijke DSM N.V.	129,748
4,287	Royal Dutch Shell PLC - A Shares	111,918
		313,254
	NORWAY – 2.2%
41,717	Austevoll Seafood A.S.A.	256,553
17,277	Petroleum Geo-Services A.S.A.	72,291
		328,844
	SINGAPORE – 0.8%
407,900	Golden Agri-Resources Ltd.	113,207

	SOUTH KOREA – 2.3%
12,259	DGB Financial Group, Inc.	113,714
903	Hyundai Motor Co.	123,345
1,172	Samsung SDI Co., Ltd.	109,093
		346,152
	SPAIN – 0.9%
6,896	Ebro Foods S.A.	130,611

	SWEDEN – 1.6%
6,933	Industrivarden A.B. - C Shares	125,840
3,258	Investor A.B. - B Shares	120,572
		246,412
	SWITZERLAND – 7.9%
6,479	Allied World Assurance Co. Holdings A.G.	235,576

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	SWITZERLAND (Continued)
983	Baloise Holding A.G.	$117,853
410	Bucher Industries A.G.	93,301
6,234	GAM Holding A.G.*	114,029
1,301	Novartis A.G.	117,850
7,705	OC Oerlikon Corp. A.G.*	73,933
375	Syngenta A.G.	125,983
3,180	TE Connectivity Ltd.	204,919
405	Zurich Insurance Group A.G.*	106,874
		1,190,318
	TAIWAN – 2.2%
12,000	Asustek Computer, Inc.	107,393
135,257	China Life Insurance Co., Ltd.	111,603
60,764	Ruentex Industries Ltd.	111,964
		330,960
	THAILAND – 0.7%
23,400	Bangkok Bank PCL	109,953

	UNITED KINGDOM – 5.9%
11,043	Bovis Homes Group PLC	174,180
16,045	CNH Industrial N.V.	108,610
13,061	HSBC Holdings PLC	102,042
6,814	Kennedy Wilson Europe Real Estate PLC	125,629
24,351	Kingfisher PLC	132,363
3,099	Unilever PLC - ADR	137,751
45,276	Wm Morrison Supermarkets PLC	117,395
		897,970
	UNITED STATES – 47.0%
4,280	Allison Transmission Holdings, Inc.	122,836
4,730	Ally Financial, Inc.*	94,222
1,740	American Express Co.	127,472
2,565	American International Group, Inc.	161,749
1,775	Analogic Corp.	155,525
1,183	Berkshire Hathaway, Inc. - Class B*	160,912
1,615	BOK Financial Corp.	108,496
4,075	Brink's Co.	126,244
5,160	Brookdale Senior Living, Inc.*	107,896
2,015	Capital One Financial Corp.	158,983
1,308	Capital Southwest Corp.	19,555
2,189	Carrizo Oil & Gas, Inc.*	82,372
4,317	CDW Corp.	192,927
1,314	Chevron Corp.	119,416
3,711	CNO Financial Group, Inc.	71,288

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
2,863	Comcast Corp. - Class A	$179,281
1,868	Core-Mark Holding Co., Inc.	151,850
6,956	CST Brands, Inc.	249,929
4,733	CSW Industrials, Inc.*	170,435
3,735	CSX Corp.	100,808
1,625	CVS Health Corp.	160,517
2,250	Eagle Materials, Inc.	148,567
6,340	FNF Group	223,675
2,685	Gilead Sciences, Inc.	290,329
5,689	H&R Block, Inc.	211,972
2,809	H.B. Fuller Co.	106,714
3,130	Harley-Davidson, Inc.	154,778
2,570	Hawaiian Telcom Holdco, Inc.*	58,647
1,427	JM Smucker Co.	167,516
1,366	Johnson & Johnson	138,007
1,978	JPMorgan Chase & Co.	127,087
3,805	Kennedy-Wilson Holdings, Inc.	93,299
4,436	Loews Corp.	161,737
3,200	Lydall, Inc.*	109,536
1,935	Masonite International Corp.*	115,848
3,402	Microsoft Corp.	179,081
2,698	Mondelez International, Inc. - Class A	124,540
5,017	Northfield Bancorp, Inc.	76,860
1,780	Oshkosh Corp.	73,140
1,500	PepsiCo, Inc.	153,285
366	Pioneer Natural Resources Co.	50,193
1,293	Raytheon Co.	151,798
2,792	Ross Stores, Inc.	141,219
2,800	Ryman Hospitality Properties, Inc. - REIT	147,280
2,800	Scholastic Corp.	114,436
2,504	TeleTech Holdings, Inc.	72,866
605	Thermo Fisher Scientific, Inc.	79,122
4,651	Tribune Media Co. - Class A	187,575
5,100	Twenty-First Century Fox, Inc. - Class B	157,488
1,105	Union Pacific Corp.	98,732
1,211	UnitedHealth Group, Inc.	142,632
1,945	WestRock Co.	104,563
165	White Mountains Insurance Group Ltd.	130,350
		7,115,585
	TOTAL COMMON STOCKS (Cost $15,323,734)	15,251,782

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Shares		Value

	SHORT-TERM INVESTMENTS – 1.7%
251,158	Fidelity Institutional Money Market Fund, 0.12%[2]	$251,158

	TOTAL SHORT-TERM INVESTMENTS (Cost $251,158)	251,158

	TOTAL INVESTMENTS – 102.5% (Cost $15,574,892)	15,502,940
	Liabilities in Excess of Other Assets – (2.5)%	(371,469)

	TOTAL NET ASSETS – 100.0%	$15,131,471

ADR – American Depositary Receipt
PCL – Public Company Limited
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $122,049.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research Global Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2015

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Insurance	11.9%
Banking	9.2%
Consumer Products	8.0%
Home & Office Products	6.6%
Chemicals	4.9%
Media Content	4.9%
Health Care Facilities/Services	4.2%
Specialty Finance	4.0%
Automotive	3.9%
Biotechnology & Pharmaceuticals	3.6%
Oil, Gas & Coal	3.6%
Retail Staples	3.5%
Real Estate	3.5%
Asset Management	3.1%
Retail Discretionary	2.6%
Medical Equipment/Devices	2.5%
Containers & Packaging	2.3%
Machinery	2.3%
Distribution/Wholesale - Consumer Staples	1.8%
Technology Services	1.8%
Construction Materials	1.7%
Hardware	1.4%
Electrical Equipment	1.3%
Transportation & Logistics	1.3%
Software	1.2%
Engineering & Construction Services	1.1%
Aerospace & Defense	1.0%
Leisure Products	0.9%
Design, Manufacturing & Distribution	0.9%
Transportation Equipment	0.8%
Utilities	0.6%
Telecom	0.4%
Total Common Stocks	100.8%
Short-Term Investments	1.7%
Total Investments	102.5%
Liabilities in Excess of Other Assets	(2.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research International All Cap Value Fund (the “Fund”) generated negative absolute performance in fiscal 2015, but positive performance relative to its primary benchmark, the MSCI EAFE Value Index as well as the MSCI ACWI Ex-US Value Index. For the second consecutive year, a key theme to the negative absolute performance of the Fund was the sharp appreciation of the U.S. dollar relative to the currencies in which the Fund’s assets are held. Many of the holdings are export oriented and have lower relative currency valuations vis-à-vis the U.S. dollar which hurt short-term performance but should have a positive impact on their business prospects and returns.

Market & Portfolio Overview

Major economic themes permeated equity markets in fiscal 2015. In particular, the U.S. economy accelerated during the year against a backdrop of weakness in emerging markets and some non-U.S. developed markets. Although U.S. interest rates did not rise during the fiscal year, markets were somewhat volatile with speculation on when the Fed would support a rate increase. In Japan, a sharp decline in energy import prices thwarted Prime Minister Abe and Central Banker Kuroda’s attempt to stave off deflation. Nonetheless, significant shifts in corporate governance attitudes in Japan provided a favorable backdrop for equity investing. Japan proved to be the best performing developed market during the year. In Europe, long-awaited quantitative easing improved business and consumer sentiment for the first time in many years. Struggling but reforming economies such as Spain and Ireland enjoyed reasonable growth and reduced unemployment. Greece’s struggles were well documented, but its economic maladies remained contained. Germany, Europe’s largest economy, felt China’s economic slowdown most directly given its export oriented economic makeup.

For many investors, 2015 marked the arrival of China as a major player in the global equity markets. China’s A-Share market, based in Shenzhen and Shanghai, gyrated heavily during the year, moving from boom to bust with alarming speed. Foreign investors struggled to make sense of the movement, given clear signals of China’s economic slowdown and a shift from an export oriented market to a consumer market. Policy choices by the Chinese government allowing for extensive trading halts, restricting short selling and depreciating the Chinese Yuan during a period of global economic uncertainty added to foreign investor’s unsettled view of China’s stock market.

Another key theme to the market’s performance for the year was centered on the continued outperformance of momentum and growth stocks over value stocks. Although it is difficult to pinpoint why momentum and growth were in favor versus value stocks, anecdotal evidence suggests investor concerns of a global economic slowdown (likely exacerbated by fears of China’s economy) compelled investors to drive up valuations of stocks with defensive characteristics in the form of steady revenue, margins and earnings. Further, because growth under current market conditions was less abundant on a global basis, stocks with growth characteristics were favored due to a supply/demand imbalance.

Maintaining our investment discipline during the period under review was critical, although we often felt the impact of momentum and growth factors on names in our universe as they were often priced at levels we found unappealing. Fund management is unwavering in our belief that a consistent and deliberate process of investing in value stocks, with strong balance sheets and capable management teams is the best way to invest in the non-U.S. markets, despite the near-term trends.

When analyzing the Fund’s performance from a sector perspective, securities in Financials performed well during this period. For example, BUWOG AG, a European name in this sector, was spun off from its Austrian parent Immofinanz in 2014 and Fund management took a position in the name shortly afterwards. BUWOG owns and manages a portfolio of more than 50,000 residential housing units in Germany and Austria. The position was acquired at a price significantly below our estimate of net asset value. During our research process, we noticed that BUWOG, in addition to having an attractive yield, was a name with defensive characteristics, low volatility of earnings and solid cash flows. Comparable companies in Europe traded at a significant premium to net asset value, which compelled us to believe that inefficiencies around the spin-off had created a compelling investment opportunity. During the year, BUWOG’s management executed its business plan to create value. As a result, the valuation gap with other listed companies in the space narrowed, which resulted in attractive returns.

Conversely, the Fund’s investments in Industrials detracted from performance for the year. Chiyoda Corp. is an example of a company that did not meet our performance expectations during in FY15. Chiyoda Corp. is an engineering and construction company that specializes in energy related industrial plants. It has a leading position in the market for Liquid Natural Gas (LNG) liquefaction plants with an approximately 20% global share. Chiyoda has underperformed primarily due to the low price of oil during the period, which also brought down the LNG price in Asia. Stagnant growth in LNG demand compounded the concerns of the market. The recent weakness in LNG demand is partly due to supply that has been constrained thus far, and industry experts believe that LNG demand is going to grow meaningfully in the future. We believe the market is valuing the stock as if there will be no new projects beyond the ones already in its backlog. However, we believe that at today’s share price, any potential growth in LNG demand creates option value. The company is also putting idle capital to work, buying strategic assets and taking advantage of the lower energy-related asset prices which should lead to an improved capital structure and higher ROE. We think the stock is undervalued and continue to hold the position in the Fund.

Outlook

We are very positive about the Fund’s positioning heading into the new fiscal year. We see value stocks in general, and our portfolio holdings in particular, as undervalued and will likely prove their mettle as investors’ fears of their local and regional economies subside and quantitative easing begins to fade. As discussed earlier, negative currency movements have impacted the absolute returns of the Fund. As the U.S. slowly exits its quantitative easing period, we feel that major foreign currencies, such as the euro and the yen, should stabilize, removing a major headwind to the Fund. Without this headwind, we think our investments have a competitive advantage in the export market as well as in industries where contracts are priced in US dollars. Already, we have seen profitability increase on the heels of currency devaluation.

Furthermore, from a macro standpoint, major economies in which we invest are seeing signs of economic recovery that point to a return to growth that has been lagging for some time. In particular, we are witnessing improving economic sentiment in Europe for the first time in many years. Although headlines continue to point to economic difficulties in Japan, we are experiencing a robust financial performance from our holdings. Finally, we think China has a good chance of enjoying a moderate reinvigoration of growth in the coming year, this off a tumultuous 2015 centered around stock market gyrations and the anti-graft probes which have shaken China and its investors.

In addition to rebounding economic conditions and favorable currency levels, the Fund’s stocks have multiple upside catalysts, many of which are internally driven. If growth does not resume in the upcoming fiscal year, our companies are still well positioned with strong balance sheets and business plans to drive growth and/or strong shareholder returns via dividends, share buybacks and corporate actions such as M&A, divestitures, and consolidation. Valuations of the Fund are also very attractive on an absolute and relative basis. The Fund currently trades cheaply relative to historical averages, its benchmark and the S&P 500, which we think bodes well for performance in the upcoming year.

Thank you for investing in the Advisory Research International All Cap Value Fund. We look forward to updating you in 2016.

Advisory Research, Inc.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Current and future portfolio holdings are subject to change and risk.

ADVISORY RESEARCH

Advisory Research International All Cap Value Fund
FUND PERFORMANCE at October 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI EAFE Value Index. Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets around the world, excluding U.S. and Canada. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2015	1 Year	3 Years	Since Inception	Inception Date
Advisory Research International All Cap Value Fund	-2.51%	6.31%	1.50%	05/02/11
MSCI EAFE Value Index	-4.23%	6.75%	1.40%	05/02/11

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund are 14.74% and 1.11% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.10% of the average daily net assets of the Fund. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until February 28, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.

Advisory Research International All Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS – 96.0%
	AUSTRALIA – 2.7%
2,970	GrainCorp Ltd. - Class A	$19,040
8,333	Orora Ltd.	13,779
		32,819
	AUSTRIA – 3.6%
1,214	BUWOG A.G.*	25,811
531	Vienna Insurance Group A.G. Wiener Versicherung Gruppe	16,992
		42,803
	BRAZIL – 1.5%
9,328	MRV Engenharia e Participacoes S.A.	17,941

	FRANCE – 7.0%
178	Cie Generale des Etablissements Michelin	17,706
901	Engie S.A.	15,768
194	Eurazeo S.A.	13,660
402	Total S.A.	19,440
143	Wendel S.A.	17,142
		83,716
	GERMANY – 4.5%
240	Rheinmetall A.G.	15,095
655	Rhoen-Klinikum A.G.	19,539
607	Talanx A.G.	19,449
		54,083
	HONG KONG – 3.0%
44,383	Dah Chong Hong Holdings Ltd.	20,105
28,948	WH Group Ltd.*, 1	15,963
		36,068
	IRELAND – 2.1%
907	Smurfit Kappa Group PLC	25,812

	ITALY – 1.4%
986	Buzzi Unicem S.p.A.	16,683

	JAPAN – 25.1%
3,000	Chiyoda Corp.	22,818
3,000	Chugoku Marine Paints Ltd.	21,447
3,600	Mitsubishi UFJ Financial Group, Inc.	23,283
12,800	Mizuho Financial Group, Inc.	26,366
3,600	Resona Holdings, Inc.	19,049
800	Ryosan Co., Ltd.	19,360

Advisory Research International All Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	JAPAN (Continued)
300	Secom Co., Ltd.	$20,011
9,000	Shinsei Bank Ltd.	18,871
1,000	Ship Healthcare Holdings, Inc.	24,223
3,800	SKY Perfect JSAT Holdings, Inc.	20,001
700	Sumitomo Mitsui Financial Group, Inc.	27,926
600	Tokio Marine Holdings, Inc.	23,119
300	Toyota Industries Corp.	15,765
800	Yamaha Corp.	19,855
		302,094
	NETHERLANDS – 4.0%
1,366	Delta Lloyd N.V.	10,764
359	Koninklijke DSM N.V.	19,137
715	Royal Dutch Shell PLC - A Shares	18,666
		48,567
	NORWAY – 4.3%
6,477	Austevoll Seafood A.S.A.	39,832
2,827	Petroleum Geo-Services A.S.A.	11,829
		51,661
	SINGAPORE – 1.6%
67,900	Golden Agri-Resources Ltd.	18,845

	SOUTH KOREA – 5.2%
1,812	DGB Financial Group, Inc.	16,808
215	Hyundai Motor Co.	29,368
177	Samsung SDI Co., Ltd.	16,475
		62,651
	SPAIN – 1.5%
976	Ebro Foods S.A.	18,486

	SWEDEN – 3.2%
1,059	Industrivarden A.B. - C Shares	19,222
510	Investor A.B. - B Shares	18,874
		38,096
	SWITZERLAND – 9.2%
167	Baloise Holding A.G.	20,022
65	Bucher Industries A.G.	14,792
1,010	GAM Holding A.G.*	18,474
194	Novartis A.G.	17,573
616	OC Oerlikon Corp. A.G.*	5,911
48	Syngenta A.G.	16,126

Advisory Research International All Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	SWITZERLAND (Continued)
67	Zurich Insurance Group A.G.*	$17,680
		110,578
	TAIWAN – 4.2%
2,000	Asustek Computer, Inc.	17,899
21,363	China Life Insurance Co., Ltd.	17,627
8,200	Ruentex Industries Ltd.	15,109
		50,635
	THAILAND – 1.4%
3,700	Bangkok Bank PCL	17,386

	UNITED KINGDOM – 10.5%
1,359	Bovis Homes Group PLC	21,436
2,049	CNH Industrial N.V.	13,870
2,162	HSBC Holdings PLC	16,891
1,007	Kennedy Wilson Europe Real Estate PLC	18,566
3,345	Kingfisher PLC	18,182
465	Unilever PLC - ADR	20,669
6,668	Wm Morrison Supermarkets PLC	17,289
		126,903
	TOTAL COMMON STOCKS (Cost $1,202,547)	1,155,827

	SHORT-TERM INVESTMENTS – 5.1%
61,180	Fidelity Institutional Money Market Fund, 0.12%[2]	61,180

	TOTAL SHORT-TERM INVESTMENTS (Cost $61,180)	61,180

	TOTAL INVESTMENTS – 101.1% (Cost $1,263,727)	1,217,007
	Liabilities in Excess of Other Assets – (1.1)%	(13,280)

	TOTAL NET ASSETS – 100.0%	$1,203,727

ADR – American Depositary Receipt
PCL – Public Company Limited
PLC – Public Limited Company

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $15,963.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research International All Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2015

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Banking	13.8%
Insurance	10.4%
Consumer Products	9.4%
Automotive	6.5%
Home & Office Products	6.4%
Asset Management	5.8%
Health Care Facilities/Services	4.9%
Chemicals	4.7%
Oil, Gas & Coal	4.1%
Real Estate	3.7%
Containers & Packaging	3.3%
Retail Discretionary	3.2%
Machinery	2.9%
Hardware	2.9%
Engineering & Construction Services	1.9%
Media Content	1.7%
Leisure Products	1.6%
Design, Manufacturing & Distribution	1.6%
Distribution/Wholesale - Consumer Staples	1.6%
Biotechnology & Pharmaceuticals	1.5%
Retail Staples	1.4%
Construction Materials	1.4%
Utilities	1.3%
Total Common Stocks	96.0%
Short-Term Investments	5.1%
Total Investments	101.1%
Liabilities in Excess of Other Assets	(1.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research International Small Cap Value Fund (the “Fund”) completed fiscal year 2015 with negative absolute performance, underperforming both its primary and secondary benchmarks. As has been the case since early 2014, the US dollar continued its ascent versus a basket of foreign currencies, resulting in headwinds for the Fund as it holds foreign denominated securities. In local currency terms the Fund achieved positive absolute results.

We maintained strict adherence to our investment process, which focuses on finding well-capitalized companies trading at low valuations, with strong balance sheets, attractive business models and capable management teams. Our conservative approach to investing was generally out of favor over the last fiscal year as momentum1 and growth2 factors were preferred by investors, causing a widening valuation gap between momentum and growth stocks versus the value characteristics that are the bedrock of the Fund’s holdings. Academic research and our investment experience provide support for the belief that growth and momentum factors are generally short-term market phenomena and that a consistent, disciplined smaller capitalization value oriented investment approach can deliver long-term outperformance in the non-US equity markets.

Market & Portfolio Overview

Major economic themes permeated the non-U.S. equity markets in fiscal 2015. In particular, the U.S. economy accelerated during the year against a backdrop of weakness in emerging markets and some non-US developed markets. Although U.S. interest rates did not rise during the fiscal year, markets were somewhat volatile with speculation on when the Fed would support a rate increase. In Japan, a sharp decline in energy import prices thwarted Prime Minister Abe and Central Banker Kuroda’s attempt to stave off deflation. Nonetheless, significant shifts in corporate governance attitudes in Japan provided a favorable backdrop for equity investing. Japan proved to be one of the best performing developed market during the year. In Europe, long-awaited quantitative easing improved business and consumer sentiment for the first time in many years. Struggling but reforming economies such as Spain and Ireland enjoyed reasonable growth and reduced unemployment. Greece’s struggles were well documented, but its economic maladies remained contained. Germany, Europe’s largest economy, felt China’s economic slowdown most directly given its export oriented economic makeup.

For many investors, 2015 marked the arrival of China as a major player in the global equity markets. China’s A-Share market, based in Shenzhen and Shanghai, gyrated heavily during the year, moving from boom to bust with alarming speed. Foreign investors struggled to make sense of the movement, given clear signals of China’s economic slowdown and a shift from an export oriented market to a consumer market. Policy choices by the Chinese government allowing for extensive trading halts, restricting short selling and depreciating the Chinese Yuan during a period of global economic uncertainty added to the foreign investor’s unsettled view of China’s stock market.

A review of the Fund’s performance versus its primary benchmark, the MSCI EAFE Small Cap Index, centers on the negative impact of both the momentum factor and growth factor, which in conjunction with stock selection, were the drivers of underperformance.

Concerns about decelerating economic conditions supported the momentum factor as companies with dependable business models, highlighted by margin consistency and stable growth, were safe havens. It appears that valuation considerations played a secondary role for many of these companies during the year, which we view with unattractive upside/downside characteristics. Despite Quantitative Easing (“QE”) strategies pursued in Japan and Europe, stocks which the market trusted to grow, irrespective of the earnings cycle, were bid up to extended valuation levels.

From a sector standpoint, the Fund’s greatest area of under-performance came from the Consumer Discretionary sector, where we invest in value oriented companies that are often cheap because of near-term operating headwinds. At times, we take a contrarian viewpoint about the economies in which many of our stocks are located, with the underlying belief that sentiment is often far worse than reality. This viewpoint and contrarian style was out-of-favor in 2015, resulting in historically significant valuation discounts to stocks with growth or momentum characteristics.

[1]	Momentum Factor: Differentiates between stocks that have risen over the past year from those that have fallen.
[2]	Growth Factor: Distinction between high and low growth stocks based on historical and forward looking fundamental data from analysts.

Maintaining our investment discipline during the period under review was challenging, as we often felt the impact of the momentum factor throughout our research and portfolio management exercises. However, the Fund’s management team is unwavering in the belief that a consistent and deliberate process of investing in value stocks, with strong balance sheets and capable management teams, is the best way to invest in the non-U.S. markets over the long term.

The valuation matrix below presents the aggregate valuation of the Fund versus its primary and secondary benchmark. The matrix shows that the momentum and growth factors have built in return expectations for the stocks in the market which are far higher than the Fund’s holdings. Furthermore, the Fund’s holdings are well capitalized or even over-capitalized, which allows them the opportunity for self-help in the form of share-buybacks, acquisition or divestitures to help earnings growth.

	ADVIX	MSCI EAFE Small Cap Index	MSCI EAFE Index
Dividend Yield	3.4%	2.3%	1.6%
Price/Book	1.1x	1.6x	2.3x
Price/Earnings	13.7x	16.2x	18.9x
Price/Cash Flow	14.1x	34.1x	38.2x
The Fund’s 30-day yield with and without fee waivers was 1.94 % and 2.00% respectively.*

Diving deeper into underlying stock performance of the Fund, the Materials sector performed well for the period and our investment in Smurfit Kappa Group stood out from a performance standpoint in this category. Smurfit Kappa is one of the largest integrated manufacturers of paper-based packaging products. The group operates in Europe and the Americas. It is the number one European and the number two global player in corrugated packaging, containerboard, solid board and solid board packaging. Around 60% of the company’s revenues are linked to FMCG (fast moving consumer goods). Smurfit Kappa produced strong 2014 results, which bolstered the stock price during the period under review.

On the other hand, our investments in the Financials sector detracted for the year. Delta Lloyd is an example of a company that did not meet our performance expectations during in FY15. The stock price suffered from a lower-than expected capital position at the end of the second calendar quarter. The market felt there could be a capital shortfall at Delta Lloyd and that the company would need a capital raise despite of strong performance of the underlying business. Even if Delta Lloyd raises equity and dilutes earnings, current price levels show it trading at a 40% discount to peers after accounting for the recapitalization. We consider this excessive and continue to hold the position.

The volatility of the investment landscape provided ample opportunity to find inefficiently priced securities in our target market and, as a result, there were changes to the overall portfolio during the year. One highlighted company that was added to the portfolio was Eurazeo SA. Eurazeo is a Paris-based diversified holding company. Eurazeo has enjoyed success in its investment history across a wide range of industries and sectors. Its current holdings include well known brands as Accor, Europecar and Moncler and a range of lesser known private and public holdings. After successfully exiting a number of investments, Eurazeo now holds ample cash for new acquisitions. Despite these positive attributes and the preferential European holding company structure, Eurazeo traded at more than a 25% discount to our estimate of net asset value at the time of purchase.

To fund purchases, we maintained our discipline of exiting positions that have a) reached and/or exceeded our internally set valuation levels, b) the investment thesis of the position has changed, or c) the position is sold as a result of M&A activity. During the year Catlin Group, a London-based specialty insurer, received a buyout offer from Bermuda-based specialty insurer, XL Group. The offer was a combination of stock and cash, which resulted in approximately an 27% premium to the prior day’s closing price. In aggregate, the Fund experienced lower buyout activity in 2015 than in preceding years.

Outlook

We are very positive about the Fund’s positioning heading into the new fiscal year. After a nearly year-long period of strength from momentum and growth stocks, we feel that value stocks in general, and the Fund’s holdings in particular, are undervalued on a relative and absolute basis and are likely to prove their mettle as investor’s fears of their local and regional economies subside and QE begins to fade.

ADVISORY RESEARCH

The Fund’s stocks have multiple upside catalysts, many of which are internally driven. Furthermore, it appears as though the strengthening of the U.S. dollar, something that has recently caused a headwind for the portfolio, is stabilizing. This development should allow for our holdings to take advantage of their depreciated currencies to their competitive advantage without additional U.S. dollar strength eroding the value of their shares for our U.S. dollar-based investors.

Thank you for investing in the Advisory Research International Small Cap Value Fund. We look forward to updating you in 2016.

Advisory Research, Inc.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Past performance is no guarantee of future results.

*	The 30-Day SEC Yield reflects annualization of the Fund’s total net investment income per share for the 30-day period on the last day of the month.

Dividend Yield: An annual percentage of return earned by an investor on a common or preferred stock. The yield is calculated by dividing the dividends/share by the current market price. Dividend yields quoted for specific securities refer to the underlying securities in the fund’s portfolio and do not represent or predict the performance of the fund itself.

Price-to-book: A comparison of the stock market’s value to the actual book value (total assets minus liabilities) of a company. Generally, a low price-book value ratio can indicate a company is being undervalued.

Price-to-earnings: A valuation ratio comparing a company’s current share price to its trailing 12 month per-share earnings. Generally, companies with higher P/E ratios are considered riskier investments as higher P/E ratios indicate higher earnings expectations.

Price/cash flow: A valuation ration comparing a company’s price to its cash flow per share. Generally, a low price/cash flow ratio may indicate a company is undervalued.

Forward earning: A company’s forecasted or estimated earning.

EBITDA: Acronym for Earnings Before Interest, Taxes, Depreciation and Amoritization. EBITDA is an indicator of a company’s financial performance and if often used to compare the profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

                                      ADVISORY RESEARCH

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Current and future portfolio holdings are subject to change and risk.

ADVISORY RESEARCH

Advisory Research International Small Cap Value Fund
FUND PERFORMANCE at October 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Investor class, made at its inception, with a similar investment in the MSCI EAFE Index and MSCI EAFE Small Cap Index. Results include the reinvestment of all dividends and capital gains. The MSCI EAFE Index (Europe, Australia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small capitalization equity performance of developed markets, excluding the U.S. and Canada.

These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and it is not possible to invest in an index.
Average Annual Total Returns as of October 31, 2015	1 Year	3 Years	5 Years	Since Inception	Inception Date
Advisory Research International Small Cap Value Fund – Investor Class	-2.94%	8.31%	6.52%	6.76%	03/31/10
Advisory Research International Small Cap Value Fund – Class I	-2.90%	8.42%	6.64%	6.89%	12/31/13
MSCI EAFE Index	-0.07%	8.02%	4.81%	5.00%	03/31/10
MSCI EAFE Small Cap Index	8.45%	12.01%	7.74%	8.42%	03/31/10

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Investor Class shares were 1.26% and 1.18% and for Class I shares were 1.24% and 1.16% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total fund operating expenses do not exceed 1.30% and 1.15% of the average daily net assets of the Investor Class shares and Class I shares, respectively. In the absence of such waivers, the Fund’s return would have been lower. This agreement is in effect until February 28, 2016, and It may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS – 95.0%
	AUSTRALIA – 4.3%
1,312,826	Decmil Group Ltd.	$874,031
304,929	GrainCorp Ltd. - Class A	1,954,825
1,045,710	Orora Ltd.	1,729,079
939,962	Tassal Group Ltd.	2,823,908
		7,381,843
	AUSTRIA – 2.2%
107,606	BUWOG A.G. *	2,287,805
46,517	Vienna Insurance Group A.G. Wiener Versicherung Gruppe	1,488,595
		3,776,400
	BELGIUM – 1.6%
21,444	Cie d'Entreprises CFE	2,658,412

	CANADA – 0.3%
221,823	Genesis Land Development Corp.*	500,442

	DENMARK – 1.1%
103,399	Matas A/S	1,876,667

	FRANCE – 4.0%
25,634	Eurazeo S.A.	1,804,930
64,147	Saft Groupe S.A.	1,653,383
28,138	Wendel S.A.	3,373,002
		6,831,315
	GERMANY – 6.2%
61,667	DMG Mori A.G.	2,448,439
41,810	Rheinmetall A.G.	2,629,662
91,376	RHOEN-KLINIKUM A.G.	2,725,746
86,732	Talanx A.G.	2,779,067
		10,582,914
	HONG KONG – 2.0%
5,044,988	Dah Chong Hong Holdings Ltd.	2,285,300
30,578,017	REXLot Holdings Ltd.[1]	1,120,450
		3,405,750
	IRELAND – 2.2%
128,818	Smurfit Kappa Group PLC	3,665,959

	ITALY – 1.7%
170,312	Buzzi Unicem S.p.A.	2,881,633

	JAPAN – 29.4%
104,350	Arcs Co., Ltd.	2,103,594

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	JAPAN (Continued)
73,800	Azbil Corp.	$1,861,915
297,150	Chiyoda Corp.	2,260,087
312,250	Chugoku Marine Paints Ltd.	2,232,243
93,800	Daiseki Co., Ltd.	1,504,970
565,000	Denka Co., Ltd.	2,621,892
24,250	G-Tekt Corp.	299,552
53,100	Hogy Medical Co., Ltd.	2,548,983
51,200	Horiba Ltd.	2,014,645
86,900	Ibiden Co., Ltd.	1,197,407
65,800	Japan Petroleum Exploration Co., Ltd.	1,974,793
100,310	Kuroda Electric Co., Ltd.	2,031,918
84,700	Maruichi Steel Tube Ltd.	2,169,020
55,030	Message Co., Ltd.	1,356,365
450,000	Nippon Electric Glass Co., Ltd.	2,202,017
173,000	Nippon Kayaku Co., Ltd.	1,804,874
142,765	Ryosan Co., Ltd.	3,454,904
313,000	Shindengen Electric Manufacturing Co., Ltd.	1,143,104
201,700	Shinko Plantech Co., Ltd.	1,621,077
1,182,000	Shinsei Bank Ltd.	2,478,386
167,194	Ship Healthcare Holdings, Inc.	4,049,977
469,185	SKY Perfect JSAT Holdings, Inc.	2,469,573
149,100	Star Micronics Co., Ltd.	2,023,838
336,000	Takuma Co., Ltd.	2,653,108
		50,078,242
	MEXICO – 0.7%
406,599	Grupo Simec S.A.B. de C.V.*	1,115,096

	NETHERLANDS – 3.1%
267,364	Delta Lloyd N.V.	2,106,778
59,785	Koninklijke DSM N.V.	3,186,927
		5,293,705
	NORWAY – 4.6%
88,210	Aker A.S.A.	1,737,334
736,064	Austevoll Seafood A.S.A.	4,526,679
367,509	Petroleum Geo-Services A.S.A.	1,537,739
		7,801,752
	PANAMA – 1.2%
77,467	Banco Latinoamericano de Comercio Exterior S.A. - Class E	2,093,933

	SINGAPORE – 1.3%
8,196,300	Golden Agri-Resources Ltd.	2,274,767

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	SOUTH AFRICA – 1.5%
314,954	Investec PLC	$2,623,532

	SOUTH KOREA – 3.9%
266,078	DGB Financial Group, Inc.	2,468,120
5,533	Dongwon Industries Co., Ltd.	1,549,984
27,645	Samsung SDI Co., Ltd.	2,573,281
		6,591,385
	SPAIN – 2.1%
184,107	Ebro Foods S.A.	3,487,020

	SWEDEN – 2.6%
257,862	Granges A.B.	1,946,234
132,678	Industrivarden A.B. - C Shares	2,408,220
		4,354,454
	SWITZERLAND – 6.7%
21,073	Baloise Holding A.G.	2,526,460
9,092	Bucher Industries A.G.	2,069,008
164,676	GAM Holding A.G.*	3,012,180
86,263	OC Oerlikon Corp. A.G.*	827,732
47,898	Pargesa Holding S.A.	3,037,407
		11,472,787
	UNITED KINGDOM – 12.3%
568,784	Beazley PLC	3,179,210
197,982	Bovis Homes Group PLC	3,122,756
619,466	Cambian Group PLC	1,546,994
1,207,587	Fenner PLC	2,831,975
142,196	Kennedy Wilson Europe Real Estate PLC	2,621,650
590,242	N Brown Group PLC	3,403,059
577,904	Stock Spirits Group PLC	1,697,097
1,003,540	Wm Morrison Supermarkets PLC	2,602,057
		21,004,798
	TOTAL COMMON STOCKS (Cost $165,105,499)	161,752,806

	SHORT-TERM INVESTMENTS – 4.9%
8,366,576	Fidelity Institutional Money Market Fund, 0.12%[2]	8,366,576

	TOTAL SHORT-TERM INVESTMENTS (Cost $8,366,576)	8,366,576

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

TOTAL INVESTMENTS – 99.9% (Cost $173,472,075)	$170,119,382
Other Assets in Excess of Liabilities – 0.1%	216,352

TOTAL NET ASSETS – 100.0%	$170,335,734

PLC – Public Limited Company

*	Non-income producing security.
[1]	Fair valued under direction of the Board of Trustees. The aggregate value of such investments is 0.7% of net assets.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research International Small Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2015

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Consumer Products	9.6%
Insurance	7.1%
Machinery	7.1%
Engineering & Construction Services	5.9%
Chemicals	5.8%
Health Care Facilities/Services	5.7%
Banking	5.7%
Asset Management	5.3%
Hardware	4.7%
Retail Discretionary	4.4%
Home & Office Products	4.1%
Containers & Packaging	3.2%
Metals & Mining	2.9%
Real Estate	2.9%
Retail Staples	2.8%
Oil, Gas & Coal	2.1%
Design, Manufacturing & Distribution	2.0%
Iron & Steel	1.9%
Automotive	1.7%
Construction Materials	1.7%
Medical Equipment/Devices	1.5%
Media Content	1.4%
Electrical Equipment	1.2%
Distribution/Wholesale - Consumer Staples	1.1%
Renewable Energy	1.0%
Utilities	0.9%
Semiconductors	0.7%
Recreational Facilities & Services	0.6%
Total Common Stocks	95.0%
Short-Term Investments	4.9%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research Small Company Opportunities Fund (the "Fund") completed the fiscal year with a total return of +2.31%, compared to its primary benchmark, the Russell 2000 Value Index (the "Index"), which returned -2.88%. Our investment process focuses on finding and purchasing well-capitalized, profitable companies that trade at a discount to our estimate of their net asset value. Current market volatility has provided additional opportunities to find such companies and invest in them at attractive prices.

Market & Portfolio Overview
Economic conditions were mixed during the year ending October 31, 2015. The U.S. economy continued to grow (albeit at levels generally below the target 3% annual growth viewed as indicative of a robust economy), and unemployment fell to 5%, a level not seen since before the 2008 recession. However, concerns around an economic slowdown in China and the large fall-off in oil prices hampered markets during the year. The U.S. market, in particular, experienced its first correction since 2011, as reflected in the greater than 10% decline in the S&P 500 Index from peak to trough during the year.

There was a high level of dispersion across the U.S. equity markets during the year ended October 31, 2015, where large caps beat small caps and growth trounced value. The S&P 500 Index returned +5.20% during the period, while the Russell 2000 Index returned just +0.34%. The Russell 2000 Value Index was the weakest performing sub-index -2.88%, significantly underperforming the Russell 2000 Growth Index +3.52%. Over the past decade the significant outperformance of growth relative to value is a historical anomaly.

 Past performance is no guarantee of future results. Indexes are unmanaged and it is not possible to invest in them directly.

The Advisory Research Small Company Opportunities Fund outperformed the Russell 2000 Value Index during the most recent fiscal year. Our fundamentals-based, bottom-up active management approach has generated strong absolute and relative performance as a result of solid stock selection. In addition, the ability to minimize losses during market corrections has been a key factor in our solid, long-term track record. Focusing on downside protection and preservation of capital remains a key emphasis of our philosophy and process. Staying true to our discipline has been rewarded, particularly in the most recent market correction.

Merger and acquisition activity has been sporadic in the small cap universe since the financial crisis, but one industry where there has been a recent pickup in activity is in the insurance arena. Symetra Financial Corporation (SYA), a life insurance company, announced in August that it agreed to be acquired by Sumitomo Life Insurance Company of Japan. As a result, SYA was a one of the top performers in the Fund during the fiscal year. The transaction with Sumitomo was priced at a 32% premium to where SYA had been trading in the month prior to the deal announcement. We believe that SYA received a fair price in this transaction; the Fund joined SYA's two largest shareholders, White Mountains Insurance Group and Warren Buffett's Berkshire Hathaway, voting in favor of the deal. The Fund’s investment in SYA represents a good example of the key elements of our investment philosophy: profitable, niche business; attractive valuation, below book value; strong balance sheet; prudent management team; and long-term investment horizon.

Another top contributor, Capital Southwest Corp. (CSWC) based in Dallas, TX, is a business development company (BDC) with approximately $750 million in assets. At the end of September, CSWC officially spun-off its industrial businesses into a stand-alone, publicly traded company, CSW Industrials (CSWI). As part of our initial thesis, the separation of the two businesses helped to unlock long-term shareholder value by establishing two independent companies with distinct strategies: one business is a diversified industrial company (CSWI) and the other focused on lending to middle-market companies (CSWC). The core group of businesses within CSWI focus on manufacturing and selling a wide array of industrial products including HVAC, plumbing, coatings, sealants, adhesives, and specialty chemicals. These businesses offer a compelling growth profile with solid margins and trade at an attractive valuation relative to our estimate of net asset value. The deal will close on November 1, 2015. At that time, the Fund intends to sell our position in CSWC and continue to hold CSW Industrials (CSWI).

The energy sector has been volatile, driven by supply-demand concerns and shifts in investor sentiment. We proactively reduced the Fund’s overall energy exposure, as stocks rallied in the first 5 months of 2015 and the risk reward profile changed. Notwithstanding this capital re-allocation, the Fund maintained an overweight position to energy given the attractive valuations of its portfolio companies relative to our estimates of their net asset values (NAVs). While the Fund benefited from strong security selection, it had two energy positions that detracted value over the most recent fiscal year: Carrizo Oil & Gas, Inc. (CRZO) and Tesco Corporation (TESO).

Carrizo Oil & Gas, Inc. (CRZO) based in Houston, TX, is an oil and natural gas exploration and production company. The company has significant asset value in its properties in the Eagle Ford, Niobrara Shale, Barnett Shale, Marcellus Shale, and North Sea basins. CRZO was negatively affected by a significant drop in oil prices and a shift in investor sentiment. We continue to be attracted to the company’s strong management team, attractive valuation, solid balance sheet, and ability to reinvest in the business and return capital to investors. The Fund maintains a position in CRZO.

Tesco Corporation (TESO) is a global leader in technology-based solutions for the upstream energy industry and sells equipment used on drilling rigs. The Fund exited its investment in TESO during the fiscal year as the outlook for rig equipment sales weakened due to a decline in global rig count as customers deferred or canceled shipments.

Outlook
The Fed's easy money policies over the last several years have been conducive to highly leveraged and money-losing companies, and helped fuel a speculative period in which growth dramatically outperformed value. Just as in the period following the dotcom era at the turn of the century, we would anticipate a changing of the guard in the equity markets, where profitability and strong balance sheets once again matter. We believe that investing in well-capitalized companies, trading at a discount to our estimate of their net asset value, and having strong management teams with plans to unlock value, represents the best opportunity for long term outperformance.

We seek opportunities with an asymmetric risk/reward, and typically find them in less efficient areas of the market. Small cap stocks tend to be more inefficient than large cap stocks, as they are generally less followed by market participants. Within the small cap universe, there are pockets of opportunity in restructuring events, such as spinoffs, emergence from bankruptcy, disposition of assets, or introduction of new management. In addition, opportunities exist where there is negative sentiment surrounding a company or industry in the near term. Broadly, we focus on areas in which we believe deep research and a longer-term perspective position the Fund well to capitalize on public market inefficiencies.

We remain confident in our process and current positioning. By focusing on both downside protection and company specific upside potential over a multi-year investment horizon, we believe that the Fund is well-positioned for a positively skewed risk/reward payoff. The current valuation of portfolio companies is compelling on both an absolute and relative basis. Relative to our benchmark, the Fund owns businesses that can generate higher returns and have stronger financial positions.

We thank you for your investment in the Advisory Research Small Company Opportunities Fund and look forward to updating you again in 2016.

Advisory Research, Inc.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Mutual funds are subject to risks which may cause investors to lose money. A principal risk of investing in the Fund is equity risk, which is the risk that the value of securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The Fund’s investments in non-U.S. issuers may involve unique risks such as more volatility compared to investing in securities of U.S. issuers. The Fund’s investments in foreign issuers in developing or emerging market countries involve exposure to changes in economic and political factors.

Current and future portfolio holdings are subject to change and risk.

Advisory Research

Advisory Research Small Company Opportunities Fund
FUND PERFORMANCE at October 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, with a similar investment in the Russell 2000 Value Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.
Average Annual Total Returns as of October 31, 2015	6 Months (Actual)	1 Year	Since Inception	Inception Date
Advisory Research Small Company Opportunities Fund	0.28%	2.31%	5.85%	11/01/2013
Russell 2000 Value Index	-4.83%	-2.88%	2.50%	11/01/2013

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 3.69% and 1.16% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.10% of the average daily net assets of the Fund. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until February 28, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.

Advisory Research Small Company Opportunities Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS – 94.2%
	COMMUNICATIONS – 8.0%
1,950	Atlantic Tele-Network, Inc.	$149,019
2,885	Scholastic Corp.	117,910
3,100	Tribune Media Co. - Class A	125,023
		391,952
	CONSUMER DISCRETIONARY – 12.2%
3,895	Brink's Co.	120,667
4,805	Finish Line, Inc. - Class A	89,517
1,455	Masonite International Corp.*	87,111
6,305	Potbelly Corp.*	70,616
1,690	Tech Data Corp.*	123,015
1,005	Visteon Corp.*	109,616
		600,542
	CONSUMER STAPLES – 7.8%
1,265	Core-Mark Holding Co., Inc.	102,832
5,180	CST Brands, Inc.	186,118
7,125	HRG Group, Inc.*	95,831
		384,781
	ENERGY – 2.6%
1,865	Carrizo Oil & Gas, Inc.*	70,180
1,652	Sunoco LP	56,977
		127,157
	FINANCIALS – 32.0%
4,590	Alexander & Baldwin, Inc.	173,227
4,315	Allied World Assurance Co. Holdings A.G.	156,893
3,630	BankUnited, Inc.	134,963
2,915	Capital Bank Financial Corp. - Class A	94,155
977	Capital Southwest Corp.	14,606
1,945	Encore Capital Group, Inc.*	79,162
860	Enstar Group Ltd.*	135,708
6,900	Investors Bancorp, Inc.	86,319
7,765	Kennedy-Wilson Holdings, Inc.	190,398
1,645	Navigators Group, Inc.*	140,401
9,435	Northfield Bancorp, Inc.	144,544
1,840	Ryman Hospitality Properties, Inc. - REIT	96,784
3,880	Symetra Financial Corp.	123,112
		1,570,272
	HEALTH CARE – 9.4%
3,300	Addus HomeCare Corp.*	82,434
1,860	Analogic Corp.	162,973
5,195	Capital Senior Living Corp.*	117,511

Advisory Research Small Company Opportunities Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
2,755	HealthSouth Corp.	$95,957
		458,875
	INDUSTRIALS – 1.6%
1,870	Oshkosh Corp.	76,838

	MATERIALS – 16.8%
3,485	CSW Industrials, Inc.*	125,495
1,876	Eagle Materials, Inc.	123,872
2,915	Encore Wire Corp.	124,674
3,740	H.B. Fuller Co.	142,083
2,905	Innophos Holdings, Inc.	123,433
5,355	Lydall, Inc.*	183,302
		822,859
	TECHNOLOGY – 3.8%
6,370	TeleTech Holdings, Inc.	185,367

	TOTAL COMMON STOCKS (Cost $4,400,251)	4,618,643

	SHORT-TERM INVESTMENTS – 5.6%
272,614	Fidelity Institutional Money Market Fund, 0.12%[1]	272,614

	TOTAL SHORT-TERM INVESTMENTS (Cost $272,614)	272,614

	TOTAL INVESTMENTS – 99.8% (Cost $4,672,865)	4,891,257
	Other Assets in Excess of Liabilities – 0.2%	11,791

	TOTAL NET ASSETS – 100.0%	$4,903,048

LP – Limited Partnership
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research Small Company Opportunities Fund
SUMMARY OF INVESTMENTS
As of October 31, 2015

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Chemicals	11.7%
Insurance	11.4%
Real Estate	9.4%
Banking	9.4%
Health Care Facilities/Services	6.0%
Media Content	5.0%
Home & Office Products	4.2%
Retail Staples	3.8%
Technology Services	3.8%
Medical Equipment/Devices	3.3%
Telecom	3.0%
Oil, Gas & Coal	2.6%
Metals & Mining	2.6%
Construction Materials	2.5%
Distributors	2.5%
Automotive	2.2%
Distribution/Wholesale - Consumer Staples	2.1%
Consumer Products	2.0%
Retail Discretionary	1.8%
Specialty Finance	1.6%
Machinery	1.6%
Recreational Facilities & Services	1.4%
Asset Management	0.3%
Total Common Stocks	94.2%
Short-Term Investments	5.6%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research Strategic Income Fund (the “Fund”) completed fiscal year 2015 with positive absolute performance (3.42%), but trailed the Strategic Income Blended Index, the secondary benchmark, which consists of 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index and 50% Barclays U.S. Intermediate Credit Index. (5.09%)1 Our investment process focuses on finding and investing in several types of income-generating securities, where we believe we can obtain an attractive spread over the yield on Treasuries, while aiming to preserve solid overall credit quality and help protect against downside from volatility in interest rates.

Market & Portfolio Overview
Interest rates remained near historic lows in absolute terms as economic conditions were mixed during the year. As a result, income-generating securities and the Fund posted positive returns as performance was buoyed by the low interest rate environment. Despite low absolute levels, interest rates experienced periods of volatility, which was largely driven by investors’ assessment of headline economic news.

Concerns regarding slowing growth in China and falling energy prices supported the argument for the U.S. Federal Reserve to keep in place a more accommodative monetary policy, while a rebound in GDP and an improving labor market in the U.S. reignited calls for the Fed to begin the process of normalizing interest rates. These competing developments contributed to volatility and caused Treasury yields to rise and fall multiple times throughout the year.

As noted above, the Fund posted positive absolute performance, but underperformed the blended benchmark during the most recent fiscal year. In anticipation of rising rates, we have maintained a reduced exposure to longer duration securities, namely fixed-rate preferreds. These securities can offer an attractive spread, but with longer maturities (some of which are perpetual), they can be highly sensitive to changes in interest rates.

As we reduced the Fund’s exposure to fixed-rate preferred securities over the past several years, we have increased its exposure to securities that may provide protection in the event of a rise in interest rates (fixed-to-floating rate securities, short-intermediate corporates). The Fund’s holdings of short to intermediate corporate bonds have date certain maturities generally ranging from four to ten years. Their relatively short-term nature helps provide~~s~~ downside protection given a return of principal at maturity. The Fund’s holdings of fixed-to-floating securities have a fixed coupon for a period of time but then switch to a floating rate, typically ten years from initial issuance. These securities can offer a level of protection should interest rates rise in the future, as their coupons reset based on the prevailing level of rates, typically by a mark-up over three-month LIBOR2.

Asset allocation adversely affected portfolio performance compared to the blended index, which benefitted more from the low interest rate environment due to its 50% allocation to the preferred index. While the longer duration of preferred securities boosted benchmark performance over the past year, they can be a double-edged sword, with benefits received during periods of declining interest rates quickly disappearing and replaced with adverse outcomes should interest rates rise. We believe that the Fund is well-positioned given that we expect interest rates to drift higher over the next few years. Rising yields pose a risk for long duration securities, which is one of the key reasons we shifted the portfolio toward fixed-to-floating rate securities and lowered our exposure to fixed-rate preferreds over the past several years.

Outlook
It now appears that downside risks to the U.S. economy have sufficiently receded to where the Federal Reserve will begin the process of interest rate normalization and raise the target Federal Funds Rate at one of its upcoming meetings. Should the Federal Reserve increase short-term rates soon, we believe that both the pace and magnitude of future increases will occur in a very measured way, likely taking place over the course of several years.

As the economy is nearing an inflection point in which interest rates in the U.S. are slated to rise, but likely to remain lower for longer, we believe maintaining a portfolio that strikes an appropriate balance between securities that provide protection in the event of a rise in interest rates (fixed-to-floating rate securities, short-intermediate corporates) and securities that will benefit from a prolonged lower interest rate environment (fixed-rate preferreds, dividend-paying common stocks) will be paramount. We believe that the Strategic Income Fund strikes this balance and is well-positioned for long-term investment success.

[1]
The Strategic Income Blended Index was added as of 1/1/2015 as it is more reflective of the Fund’s holdings given that Fund focuses on maintaining a diversified portfolio of both preferred securities and corporate bonds. Returns for the Strategic Income Blended Index are a 50/50 blend of the Merrill Lynch Fixed Rate Preferred Securities Index and the Barclay’s U.S. Intermediate Credit Total Return Index from 1/1/2015 forward. Returns prior to 1/1/2015 are of the Merrill Lynch U.S. Preferred Fixed Rate Index.

[2]	London Interbank Offered Rate – the benchmark rate that some of the world’s leading banks charge each other for short-term loans.

We thank you for investing in the Advisory Research Strategic Income Fund and look forward to updating you again in 2016.

Advisory Research, Inc.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The value of a convertible security and floating rate instruments are influenced by changes in interest rates, the credit standing of the issuer and other factors. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk. Foreign and US currencies may unfavorably fluctuate in value relative to each other. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, difference in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. Stocks are subject to substantial risks that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The Fund may write covered call options on its holdings and will forgo the opportunity to benefit from potential increases in the value of that security, but will continue to bear the risk of declines in the value of the security.

ADVISORY RESEARCH

Advisory Research Strategic Income Fund
FUND PERFORMANCE at October 31, 2015 (Unaudited)

The Fund commenced operations on December 31, 2012, after the conversion of a limited partnership account, Advisory Research Value Income Fund, L.P., which commenced operations on June 30, 2003, (the “Predecessor Account”). The Predecessor Account was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. This graph compares a hypothetical $10,000 investment in the Predecessor Account, made at its inception, with a similar investment in the BofA Merrill Lynch Fixed Rate Preferred Securities Index. Results include the reinvestment of all dividends and capital gains.

The BofA Merrill Lynch Fixed Rate Preferred Securities Index: Consists of fixed-rate, U.S.-dollar-denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period. Securities must be rated investment grade including the country of risk and must be issued as public securities or 144a filing and a minimum outstanding of $100 million. The index includes perpetual preferred securities, American Depository Shares/Receipts (ADS/R), domestic and Yankee trust preferred securities having a minimum remaining term of at least one year, both DRD-eligible and non-DRD-eligible preferred stock and senior debt. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.
Average Annual Total Returns as of October 31, 2015	1 Year	5 Years	10 Years	Since Inception	Inception Date
Advisory Research Strategic Income Fund	3.42%	5.52%	3.51%	4.24%	6/30/03
BofA Merrill Lynch Fixed Rate Preferred Securities Index	7.50%	6.96%	3.32%	3.27%	6/30/03

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 0.99% and 0.92% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.90% of average daily net assets of the Fund. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until February 28, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.

The performance table above includes information for the Predecessor Account prior to December 31, 2012. The returns for the Predecessor Account reflect its performance prior to December 31, 2012 and have been adjusted to reflect the Fund’s estimated gross annual expense ratio as set forth in the Fund’s prospectus dated December 31, 2012 as amended.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS – 8.4%
	COMMUNICATIONS – 1.6%
5,591	BCE, Inc.	$241,587
5,123	Verizon Communications, Inc.	240,166
		481,753
	CONSUMER STAPLES – 1.9%
4,727	Altria Group, Inc.	285,842
3,899	Kraft Heinz Co.	304,005
		589,847
	ENERGY – 1.9%
4,089	ConocoPhillips	218,148
6,300	Kinder Morgan, Inc.	172,305
3,318	Royal Dutch Shell PLC - ADR - Class B	174,826
		565,279
	FINANCIALS – 3.0%
6,977	Blackstone Group LP	230,659
10,740	KKR & Co. LP	184,191
4,931	Oaktree Capital Group LLC	245,860
4,490	Ventas, Inc. - REIT	241,203
		901,913
	TOTAL COMMON STOCKS (Cost $2,445,340)	2,538,792

Principal Amount

	CORPORATE BONDS – 57.3%
	COMMUNICATIONS – 1.8%
$550,000	CenturyLink, Inc. 6.450%, 6/15/2021	554,125

	CONSUMER DISCRETIONARY – 5.7%
560,000	Actuant Corp. 5.625%, 6/15/2022[1]	563,500
500,000	Block Financial LLC 5.250%, 10/1/2025[1]	510,214
610,000	Stanley Black & Decker, Inc. 5.750%, 12/15/2053[1,2]	645,075
		1,718,789
	CONSUMER STAPLES – 2.3%
700,000	CST Brands, Inc. 5.000%, 5/1/2023[1]	707,000

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	ENERGY – 3.8%
$500,000	QEP Resources, Inc. 6.800%, 4/1/2018	$505,000
225,000	Range Resources Corp. 5.750%, 6/1/2021[1]	210,375
425,000	SEACOR Holdings, Inc. 7.375%, 10/1/2019	429,250
		1,144,625
	FINANCIALS – 38.2%
750,000	Allstate Corp. 5.750%, 8/15/2053[1,2]	780,937
760,000	American Express Co. 5.200%, N/A1, 2, 3	760,000
530,000	American International Group, Inc. 8.175%, 5/15/2058[1,2]	699,600
425,000	Charles Schwab Corp. 7.000%, N/A1, 2, 3	494,062
700,000	CIT Group, Inc. 5.000%, 8/1/2023	733,250
405,000	Citigroup, Inc. 5.950%, N/A1, 2, 3	401,963
600,000	General Electric Capital Corp. 7.125%, N/A1, 2, 3	705,000
650,000	Goldman Sachs Group, Inc. 5.700%, N/A 1, 2, 3	658,937
500,000	Hartford Financial Services Group, Inc. 8.125%, 6/15/2038[1,2]	555,250
380,000	Jefferies Group LLC 6.500%, 1/20/2043	371,923
900,000	JPMorgan Chase & Co. 7.900%, N/A1, 2, 3	935,100
660,000	Leucadia National Corp. 5.500%, 10/18/2023[1]	658,326
900,000	M&T Bank Corp. 6.450%, N/A1, 2, 3	961,031
625,000	MetLife, Inc. 6.400%, 12/15/2066[1]	685,375
450,000	Morgan Stanley 5.550%, N/A1, 2, 3	449,438
600,000	SunTrust Banks, Inc. 5.625%, N/A1, 2, 3	605,250
700,000	Wells Fargo & Co. 7.980%, N/A1, 2, 3	745,500

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$295,000	Weyerhaeuser Co. 7.950%, 3/15/2025	$370,213
		11,571,155
	TECHNOLOGY – 2.4%
710,000	CDW LLC / CDW Finance Corp. 5.000%, 9/1/2023[1]	736,625

	UTILITIES – 3.1%
855,000	Southern California Edison Co. 6.250%, N/A1, 2, 3	951,188

	TOTAL CORPORATE BONDS (Cost $17,279,444)	17,383,507

Number of Shares

	MUTUAL FUNDS – 1.2%
27,631	PIMCO Corporate & Income Strategy Fund	380,202

	TOTAL MUTUAL FUNDS (Cost $425,694)	380,202

	PREFERRED STOCKS – 35.9%
	COMMUNICATIONS – 2.3%
	Telephone & Data Systems, Inc.
4,910	6.875%, 11/30/2015[1]	125,500
22,440	7.000%, 3/15/2016[1]	574,464
		699,964
	FINANCIALS – 32.6%
20,000	Affiliated Managers Group, Inc. 6.375%, 8/15/2017[1]	521,400
7,410	Ally Financial, Inc. 8.500%, N/A1, 2, 3	190,437
16,720	American Financial Group, Inc. 6.375%, 6/12/2017[1]	443,414
10,910	Associated Banc-Corp 8.000%, N/A1, 3	290,042
22,396	Bank of America Corp. 6.625%, N/A1, 3	594,390
24,042	Capital One Financial Corp. 6.700%, N/A1, 3	654,183
21,000	Charles Schwab Corp. 6.000%, N/A1, 3	546,210
19,160	Citigroup, Inc. 6.875 N/A1, 3	513,296

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Shares		Value

	PREFERRED STOCKS (Continued)
	FINANCIALS (Continued)
23,457	Discover Financial Services 6.500%, N/A1, 3	$626,067
3,000	Fifth Third Bancorp 6.625%, N/A1, 2, 3	83,700
15,000	First Republic Bank 6.700%, N/A1, 3	394,500
7,410	GMAC Capital Trust I 8.125%, 2/15/2016[1,2]	191,400
9,570	Goldman Sachs Group, Inc. 6.500%, 11/1/2016[1]	254,562
3,712	Hartford Financial Services Group, Inc. 7.875%, 4/15/2022[1,2]	114,330
22,490	HSBC USA, Inc. 6.500%, N/A1, 3	576,194
24,220	Morgan Stanley Capital Trust IV 6.250%, 4/01/2033[1]	623,665
	Navient Corp.
7,410	2.170%, 3/15/2017[2]	174,283
2,950	2.220%, 1/16/2018[2]	64,694
6,000	PNC Financial Services Group, Inc. 6.125%, N/A1, 2, 3	167,100
2,773	Post Properties, Inc. 8.500%, N/A1, 3	184,127
29,000	Public Storage 6.500%, N/A1, 3	742,110
22,260	Raymond James Financial, Inc. 6.900%, 3/15/2017[1]	599,462
4,000	U.S. Bancorp 6.000%, N/A1, 2, 3	107,200
20,483	Vornado Realty Trust 6.875%, N/A1, 3	530,510
17,810	Wells Fargo & Co. 8.000%, N/A1, 3	499,571
6,860	Zions Bancorporation 6.950%, 9/15/2023[1,2]	194,412
		9,881,259
	MATERIALS – 1.0%
10,540	CHS, Inc. 7.100%, N/A1, 2, 3	291,747

	TOTAL PREFERRED STOCKS (Cost $10,254,581)	10,872,970

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Principal Amount		Value

	SHORT-TERM INVESTMENTS – 7.8%
$2,353,463	Fidelity Institutional Money Market Fund, 0.12%[4]	$2,353,463

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,353,463)	2,353,463

	TOTAL INVESTMENTS – 110.6% (Cost $32,758,522)	33,528,934
	Liabilities in Excess of Other Assets – (10.6)%	(3,213,654)

	TOTAL NET ASSETS – 100.0%	$30,315,280

ADR – American Depositary Receipt
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust

[1]	Callable.
[2]	Variable, floating or step rate security.
[3]	Perpetual security. Maturity date is not applicable.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research Strategic Income Fund
SUMMARY OF INVESTMENTS
As of October 31, 2015

Security Type/Industry	Percent of Total Net Assets
Corporate Bonds
Financials	38.2%
Consumer Discretionary	5.7%
Energy	3.8%
Utilities	3.1%
Technology	2.4%
Consumer Staples	2.3%
Communications	1.8%
Total Corporate Bonds	57.3%
Preferred Stocks
Financials	32.6%
Communications	2.3%
Materials	1.0%
Total Preferred Stocks	35.9%
Common Stocks
Financials	3.0%
Consumer Staples	1.9%
Energy	1.9%
Communications	1.6%
Total Common Stocks	8.4%
Short-Term Investments	7.8%
Mutual Funds	1.2%
Total Investments	110.6%
Liabilities in Excess of Other Assets	(10.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF ASSETS AND LIABILITIES
As of October 31, 2015

	All Cap	Emerging Markets	Global	International
	Value	Opportunities	Value	All Cap Value
	Fund	Fund	Fund	Fund
Assets:
Investments, at cost	$28,767,076	$32,736,702	$15,574,892	$1,263,727
Foreign currency, at cost	-	143,806	11,094	9,158
Investments, at value	$31,098,381	$29,691,337	$15,502,940	$1,217,007
Foreign currency, at value	-	145,241	10,716	8,782
Cash	-	-	-	-
Receivables:
Investment securities sold	593,663	545,654	-	-
Fund shares sold	-	31,674	-	-
Dividends and interest	15,388	25,286	44,377	6,096
Due from Advisor	-	-	4,316	17,193
Prepaid expenses	6,761	13,641	3,067	3,104
Total assets	31,714,193	30,452,833	15,565,416	1,252,182

Liabilities:
Payables:
Investment securities purchased	689,579	178,208	386,426	-
Fund shares redeemed	1,513,978	-	-	-
Advisory fees	12,537	7,300	-	-
Shareholder servicing fees (Note 7)	-	-	-	-
Auditing fees	17,558	17,460	17,540	17,557
Fund administration fees	9,265	4,450	3,257	4,568
Fund accounting fees	6,616	10,631	11,764	10,151
Legal fees	6,023	1,908	849	2,772
Transfer agent fees and expenses	4,254	3,548	3,677	3,395
Shareholder reporting fees	2,447	2,783	2,641	1,632
Custody fees	2,024	11,727	4,708	3,573
Chief Compliance Officer fees	1,102	545	476	1,125
Trustees' fees and expenses	899	410	121	1,073
Non-U.S. taxes	-	12,968	-	-
Other accrued expenses	3,648	2,225	2,486	2,609
Total liabilities	2,269,930	254,163	433,945	48,455

Net Assets	$29,444,263	$30,198,670	$15,131,471	$1,203,727

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$22,867,422	$34,531,885	$14,424,720	$1,263,664
Accumulated net investment income (loss)	205,481	393,891	102,903	3,818
Accumulated net realized gain (loss) on investments and foreign currency transactions	4,040,055	(1,669,899)	678,060	(16,393)
Net unrealized appreciation (depreciation) on:
Investments	2,331,305	(3,058,333)	(71,952)	(46,720)
Foreign currency translations	-	1,126	(2,260)	(642)
Net Assets	$29,444,263	$30,198,670	$15,131,471	$1,203,727

Number of shares issued and outstanding	1,959,707	3,438,541	1,288,093	138,934
Net asset value per share	$15.02	$8.78	$11.75	$8.66

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF ASSETS AND LIABILITIES
As of October 31, 2015

	International Small Cap Value Fund	Small Company Opportunities	Strategic Income

		Fund	Fund
Assets:
Investments, at cost	$173,472,075	$4,672,865	$32,758,522
Foreign currency, at cost	-	-	-
Investments, at value	$170,119,382	$4,891,257	$33,528,934
Foreign currency, at value	-	-	-
Cash	-	-	35,550
Receivables:
Investment securities sold	489,297	52,710	-
Fund shares sold	-	-	-
Dividends and interest	562,205	909	318,266
Due from Advisor	-	4,347	-
Prepaid expenses	73,725	14,447	11,422
Total assets	171,244,609	4,963,670	33,894,172

Liabilities:
Payables:
Investment securities purchased	675,957	11,321	-
Fund shares redeemed	36,050	-	3,508,171
Advisory fees	122,184	-	11,134
Shareholder servicing fees (Note 7)	3,001	-	-
Auditing fees	17,501	17,459	17,753
Fund administration fees	13,074	3,868	7,861
Fund accounting fees	12,619	4,848	9,402
Legal fees	3,641	2,964	8,723
Transfer agent fees and expenses	7,277	4,024	3,284
Shareholder reporting fees	1,998	5,429	5,765
Custody fees	12,695	2,938	1,270
Chief Compliance Officer fees	99	628	573
Trustees' fees and expenses	131	542	974
Non-U.S. taxes	-	-	-
Other accrued expenses	2,648	6,601	3,982
Total liabilities	908,875	60,622	3,578,892

Net Assets	$170,335,734	$4,903,048	$30,315,280

Components of Net Assets:

Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$170,733,911	4,603,078	$29,255,530
Accumulated net investment income (loss)	995,605	(8,908)	44,847
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,972,569	90,486	244,491
Net unrealized appreciation (depreciation) on:
Investments	(3,352,693)	218,392	770,412
Foreign currency translations	(13,658)	-	-
Net Assets	$170,335,734	$4,903,048	$30,315,280

Shares of beneficial interest issued and outstanding
Net asset value per share		463,203	3,124,697
		$10.59	$9.70
Net asset value per share per Class:
Investor Class shares:

Net assets applicable to shares outstanding	$34,398,843
Shares of beneficial interest issued and outstanding	3,084,500
Net asset value per share	$11.15
Class I shares:

Net assets applicable to shares outstanding	$135,936,891
Shares of beneficial interest issued and outstanding	12,180,423
Net asset value per share	$11.16

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2015

	All Cap	Emerging Markets		Global	International
	Value	Opportunities		Value	All Cap Value
	Fund	Fund		Fund	Fund
Investment Income:
Dividends (net of foreign withholding taxes of $0, $79,841, $27,119 and $4,029, respectively)	$679,062	$759,125		$389,954	$31,720
Interest	1,422	1,253		552	54
Total investment income	680,484	760,378		390,506	31,774

Expenses:
Advisory fees	296,789	282,991		144,422	10,231
Fund administration fees	46,914	38,091		37,931	38,578
Fund accounting fees	40,254	63,933		73,200	60,684
Transfer agent fees and expenses	23,464	18,965		20,117	18,699
Auditing fees	17,556	17,502		17,541	17,556
Registration fees	15,349	23,499		18,604	14,524
Legal fees	14,555	10,301		8,775	9,680
Custody fees	14,163	81,297		25,100	19,535
Chief Compliance Officer fees	6,068	5,205		5,508	6,065
Trustees' fees and expenses	5,521	4,201		5,401	5,201
Shareholder reporting fees	3,000	1,300		4,650	1,101
Miscellaneous	2,447	606		4,000	2,059
Insurance fees	1,100	1,201		1,152	1,017
Shareholder servicing fees (Note 7)	-	-		-	-
Total expenses	487,180	549,092		366,401	204,930
Advisory fees waived	(91,550)	(167,520)		(167,777)	(10,231)
Other expenses absorbed	-	-		-	(180,626)
Net expenses	395,630	381,572		198,624	14,073
Net investment income	284,854	378,806		191,882	17,701

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	4,031,762	(1,317,106)		705,238	(13,397)
Foreign currency transactions	-	(36,240)		(34,447)	(5,038)
Redemption-in-kind	4,639,053	-		-	-
Net realized gain (loss)	8,670,815	(1,353,346)		670,791	(18,435)
Net change in unrealized appreciation/depreciation on:
Investments	(9,812,556)	(3,239,366)	[1]	(1,023,170)	(42,266)
Foreign currency translations	-	1,345		43	(331)
Net change in unrealized appreciation/depreciation	(9,812,556)	(3,238,021)		(1,023,127)	(42,597)
Net increase from payment by affiliates (Note 3)	-	-		-	1,471
Net realized and unrealized gain on investments and foreign currency	(1,141,741)	(4,591,367)		(352,336)	(59,561)
Net Increase (decrease) in Net Assets from Operations	$(856,887)	$(4,212,561)		$(160,454)	$(41,860)

[1]	Net of non-U.S. taxes $12,968

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2015

	International Small Cap Value Fund	Small Company Opportunities Fund	Strategic Income Fund

Investment Income:
Dividends (net of foreign withholding taxes of $412,525, $76 and $1,981, respectively)	$3,925,249	$51,850	$1,287,441
Interest	8,301	203	1,445,199
Total investment income	3,933,550	52,053	2,732,640

Expenses:
Advisory fees	1,410,017	36,629	357,060
Fund administration fees	133,750	35,252	54,394
Fund accounting fees	102,160	26,280	50,098
Transfer agent fees and expenses	40,015	16,454	21,575
Auditing fees	17,502	17,502	17,554
Registration fees	50,327	21,492	22,999
Legal fees	6,501	9,771	18,300
Custody fees	93,026	11,906	12,455
Chief Compliance Officer fees	5,185	5,285	4,799
Trustees' fees and expenses	5,301	4,222	5,701
Shareholder reporting fees	4,600	4,304	2,366
Miscellaneous	7,201	3,905	4,030
Insurance fees	1,500	1,164	412
Shareholder servicing fees (Note 7)	12,964	-	-
Total expenses	1,890,049	194,166	571,743
Advisory fees waived	(75,417)	(36,629)	(112,604)
Other expenses absorbed	-	(107,204)	-
Net expenses	1,814,632	50,333	459,139
Net investment income	2,118,918	1,720	2,273,501

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	2,192,202	77,544	150,779
Foreign currency transactions	(158,090)	-	-
Redemption-in-kind	-	-	1,620,691
Net realized gain (loss)	2,034,112	77,544	1,771,470
Net change in unrealized appreciation/depreciation on:
Investments	(9,912,491)	18,316	(2,012,528)
Foreign currency translations	10,002	-	-
Net change in unrealized appreciation/depreciation	(9,902,489)	18,316	(2,012,528)
Net increase from payment by affiliates (Note 3)	-	-	-
Net realized and unrealized gain on investments and foreign currency	(7,868,377)	95,860	(241,058)
Net Increase in Net Assets from Operations	$(5,749,459)	$97,580	$2,032,443

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research All Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014

Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$284,854		$294,845
Net realized gain on:
Investments	8,670,815		6,128,133
Net change in unrealized appreciation/depreciation on:
Investments	(9,812,556)		(106,981)
Net increase (decrease) in net assets resulting from operations	(856,887)		6,315,997

Distributions to Shareholders:
From net investment income	(272,057)		(185,294)
From net realized gains	(6,141,484)		(2,861,640)
Total distributions to shareholders	(6,413,541)		(3,046,934)

Capital Transactions:
Proceeds from shares sold	11,434,091		5,117,227
Reinvestment of distributions	1,276,746		2,011,487
Cost of shares redeemed[1]	(36,292,193)	[2]	(6,710,988)
Net increase (decrease) in net assets from capital transactions	(23,581,356)		417,726

Total increase (decrease) in net assets	(30,851,784)		3,686,789

Net Assets:
Beginning of period	60,296,047		56,609,258
End of period	$29,444,263		$60,296,047

Accumulated net investment income	$205,481		$201,005

Capital Share Transactions:
Shares sold	729,529		324,501
Shares issued on reinvestment	85,287		127,552
Shares redeemed	(2,387,229)		(409,360)
Net increase (decrease) in capital share transactions	(1,572,413)		42,693

[1]	Net of redemption fee proceeds of $2,115 and $4,994, respectively.
[2]	Includes redemption-in-kind of $23,216,414.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Emerging Markets Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period November 1, 2013* through October 31, 2014

	For the Year Ended October 31, 2015

Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$378,806	$121,503
Net realized gain (loss) on:
Investments	(1,317,106)	738,312
Foreign currency transactions	(36,240)	(64,230)
Net change in unrealized appreciation/depreciation on:
Investments	(3,239,366)	181,033
Foreign currency translations	1,345	(219)
Net increase (decrease) in net assets resulting from operations	(4,212,561)	976,399

Distributions to Shareholders:
From net investment income	(387,903)	(7,319)
From net realized gains	(711,212)	-
Total distributions to shareholders	(1,099,115)	(7,319)

Capital Transactions:
Proceeds from shares sold	16,133,413	25,868,170
Reinvestment of distributions	950,441	7,319
Cost of shares redeemed[1]	(6,392,946)	(2,025,131)
Net increase in net assets from capital transactions	10,690,908	23,850,358

Total increase in net assets	5,379,232	24,819,438

Net Assets:
Beginning of period	24,819,438	-
End of period	$30,198,670	$24,819,438

Accumulated net investment income	$393,891	$122,861

Capital Share Transactions:
Shares sold	1,742,671	2,529,218
Shares issued on reinvestment	103,534	751
Shares redeemed	(754,259)	(183,374)
Net increase in capital share transactions	1,091,946	2,346,595

*	Commencement of Operations.
[1]	Net of redemption fee proceeds of $869 and $250, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Global Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014

Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$191,882	$227,782
Net realized gain (loss) on:
Investments	705,238	1,716,617
Foreign currency transactions	(34,447)	4,047
Net change in unrealized appreciation/depreciation on:
Investments	(1,023,170)	(1,360,057)
Foreign currency translations	43	(2,006)
Net increase (decrease) in net assets resulting from operations	(160,454)	586,383

Distributions to Shareholders:
From net investment income	(225,340)	(261,273)
From net realized gains	(1,683,014)	(1,830,090)
Total distributions to shareholders	(1,908,354)	(2,091,363)

Capital Transactions:
Proceeds from shares sold	7,089,666	3,679,810
Reinvestment of distributions	821,111	978,480
Cost of shares redeemed[1]	(11,487,112)	(4,695,130)
Net decrease in net assets from capital transactions	(3,576,335)	(36,840)

Total decrease in net assets	(5,645,143)	(1,541,820)

Net Assets:
Beginning of period	20,776,614	22,318,434
End of period	$15,131,471	$20,776,614

Accumulated net investment income	$102,903	$158,397

Capital Share Transactions:
Shares sold	580,977	282,954
Shares issued on reinvestment	70,969	75,851
Shares redeemed	(941,318)	(350,851)
Net increase (decrease) in capital share transactions	(289,372)	7,954

[1]	Net of redemption fee proceeds of $617 and $7,555, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research International All Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2015	October 31, 2014
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$17,701	$28,540
Net realized gain (loss) on:
Investments	(13,397)	150,441
Foreign currency transactions	(5,038)	(1,981)
Net change in unrealized appreciation/depreciation on:
Investments	(42,266)	(202,731)
Foreign currency translations	(331)	(400)
Net increase from payment by affiliates	1,471	-
Net decrease in net assets resulting from operations	(41,860)	(26,131)

Distributions to Shareholders:
From net investment income	(34,425)	(55,142)
From net realized gains	(133,568)	(8,426)
Total distributions to shareholders	(167,993)	(63,568)

Capital Transactions:
Proceeds from shares sold	74,152	12,400
Reinvestment of distributions	123,586	61,849
Cost of shares redeemed[1]	(204,953)	(294,419)
Net decrease in net assets from capital transactions	(7,215)	(220,170)

Total decrease in net assets	(217,068)	(309,869)

Net Assets:
Beginning of period	1,420,795	1,730,664
End of period	$1,203,727	$1,420,795

Accumulated net investment income	$3,818	$22,981

Capital Share Transactions:
Shares sold	7,774	1,153
Shares issued on reinvestment	14,574	6,148
Shares redeemed	(23,507)	(28,155)
Net decrease in capital share transactions	(1,159)	(20,854)

[1]	Net of redemption fee proceeds of $1,230 and $0, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research International Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2015	October 31, 2014
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$2,118,918	$1,811,371
Net realized gain (loss) on:
Investments	2,192,202	9,813,788
Foreign currency transactions	(158,090)	(69,670)
Net change in unrealized appreciation/depreciation on:
Investments	(9,912,491)	(8,954,503)
Foreign currency translations	10,002	(29,358)
Net increase (decrease) in net assets resulting from operations	(5,749,459)	2,571,628

Distributions to Shareholders:
From net investment income:
Investor Class	(423,684)	(2,673,455)
Class I	(1,480,478)	-
From net realized gains:
Investor Class	(2,158,230)	(4,331,669)
Class I	(7,290,287)	-
Total distributions to shareholders	(11,352,679)	(7,005,124)

Capital Transactions:
Proceeds from shares sold:
Investor Class	11,414,283	12,805,633
Class I	36,596,498	116,269,309
Reinvestment of distributions:
Investor Class	2,304,335	6,733,647
Class I	8,361,467	-
Cost of shares redeemed:
Investor Class [1]	(7,203,192)	(104,077,270)
Class I2	(5,908,644)	(804,133)
Net increase in net assets from capital transactions	45,564,747	30,927,186

Total increase in net assets	28,462,609	26,493,690

Net Assets:
Beginning of period	141,873,125	115,379,435
End of period	$170,335,734	$141,873,125

Accumulated net investment income	$995,605	$864,184

Capital Share Transactions:
Shares sold:
Investor Class	985,784	1,016,752
Class I	3,144,892	8,845,678
Shares issued on reinvestment:
Investor Class	211,019	560,203
Class I	765,001	-
Shares redeemed:
Investor Class	(644,430)	(7,935,695)
Class I	(512,687)	(62,461)
Net increase in capital share transactions	3,949,579	2,424,477

[1]	Net of redemption fee proceeds of $1,915 and $963, respectively.
[2]	Net of redemption fee proceeds of $520 and $217, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Small Company Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period November 1, 2013* through October 31, 2014

	For the Year Ended October 31, 2015

Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$1,720	$(7,334)
Net realized gain on:
Investments	77,544	256,909
Net change in unrealized appreciation/depreciation on:
Investments	18,316	200,076
Net increase in net assets resulting from operations	97,580	449,651

Distributions to Shareholders:
From net investment income	-	(12,021)
From net realized gains	(270,400)	-
Total distributions to shareholders	(270,400)	(12,021)

Capital Transactions:
Proceeds from shares sold	876,910	7,520,177
Reinvestment of distributions	72,864	12,021
Cost of shares redeemed[1]	(1,222,456)	(2,621,278)
Net increase (decrease) in net assets from capital transactions	(272,682)	4,910,920

Total increase (decrease) in net assets	(445,502)	5,348,550

Net Assets:
Beginning of period	5,348,550	-
End of period	$4,903,048	$5,348,550

Accumulated net investment loss	$(8,908)	$(23,829)

Capital Share Transactions:
Shares sold	83,582	732,846
Shares issued on reinvestment	7,258	1,145
Shares redeemed	(117,510)	(244,118)
Net increase (decrease) in capital share transactions	(26,670)	489,873

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Strategic Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended		For the Year Ended
	October 31, 2015		October 31, 2014
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$2,273,501		$4,858,812
Net realized gain on:
Investments	1,771,470		392,794
Net change in unrealized appreciation/depreciation on:
Investments	(2,012,528)		2,113,171
Net increase in net assets resulting from operations	2,032,443		7,364,777

Distributions to Shareholders:
From net investment income	(2,182,180)		(4,754,568)
From net realized gains	(478,470)		(811,192)
Total distributions to shareholders	(2,660,650)		(5,565,760)

Capital Transactions:
Proceeds from shares sold	466,780		981,789
Reinvestment of distributions	1,840,799		5,366,880
Cost of shares redeemed[1]	(70,512,890)	[2]	(19,915,851)
Net decrease in net assets from capital transactions	(68,205,311)		(13,567,182)

Total decrease in net assets	(68,833,518)		(11,768,165)

Net Assets:
Beginning of period	99,148,798		110,916,963
End of period	$30,315,280		$99,148,798

Accumulated net investment income	$44,847		$47,330

Capital Share Transactions:
Shares sold	47,358		101,040
Shares issued on reinvestment	189,059		551,321
Shares redeemed	(7,178,266)		(2,049,731)
Net decrease in capital share transactions	(6,941,849)		(1,397,370)

[1]	Net of redemption fee proceeds of $0 and $0, respectively.
[2]	Includes redemption-in-kind of $46,765,587.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research All Cap Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014		For the Year Ended October 31, 2013	For the Year Ended October 31, 2012		For the Year Ended October 31, 2011

Net asset value, beginning of period	$17.07		$16.22		$12.84	$11.70		$11.16
Income from investment operations:
Net investment income[1]	0.11		0.08		0.08	0.12		0.08
Net realized and unrealized gain (loss) on investments	(0.31)		1.66		3.42	1.09		0.75
Total from investment operations	(0.20)		1.74		3.50	1.21		0.83

Less distributions:
From net investment income	(0.08)		(0.05)		(0.12)	(0.06)		(0.03)
From net realized gain	(1.77)		(0.84)		-	(0.01)		(0.26)
Total distributions	(1.85)		(0.89)		(0.12)	(0.07)		(0.29)

Redemption fee proceeds[1]	-	[2]	-	[2]	-	-	[2]	-

Net asset value, end of period	$15.02		$17.07		$16.22	$12.84		$11.70

Total return[3]	(1.10%)		11.18%		27.46%	10.32%		7.45%

Ratios and Supplemental Data:
Net assets, end of period (millions)	$29.4		$60.3		$56.6	$36.8		$32.0

Ratio of expenses to average net assets: [4]
Before fees waived and expenses absorbed	1.23%		1.14%		1.43%	1.51%		2.09%
After fees waived and expenses absorbed	1.00%		1.03%		1.20%	1.20%		1.20%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.49%		0.39%		0.33%	0.69%		(0.24%)
After fees waived and expenses absorbed	0.72%		0.50%		0.56%	1.00%		0.65%
Portfolio turnover rate	56%		44%		40%	20%		18%

[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]
Prior to January 1, 2014, the Advisor had contractually agreed to limit the operating expenses of the All Cap Cap Value Fund to 1.20%.
Effective January 1, 2014, the Advisor has contractually agreed to limit the operating expenses to 1.00%.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Emerging Markets Opportunities Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period November 1, 2013* through October 31, 2014

	For the Year Ended October 31, 2015

Net asset value, beginning of period	$10.58		$10.00
Income from Investment Operations
Net investment income[1]	0.12		0.09
Net realized and unrealized gain (loss) on investments	(1.46)		0.50
Total from investment operations	(1.34)		0.59

Less Distributions:
From net investment income	(0.16)		(0.01)
From net realized gain	(0.30)		-
Total distributions	(0.46)		(0.01)

Redemption fee proceeds[1]	-	[2]	-	[2]

Net asset value, end of period	$8.78		$10.58

Total return[3]	(12.89%)		5.87%	[4]

Ratios and Supplemental Data
Net assets, end of period (millions)	$30.2		$25.0

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.94%		2.63%	[5]
After fees waived and expenses absorbed	1.35%		1.35%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.75%		(0.37%)	[5]
After fees waived and expenses absorbed	1.34%		0.91%	[5]

Portfolio turnover rate	51%		67%	[4]

*	Commencement of operations.
[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See Accompanying Notes to the Financial Statements.

Advisory Research Funds
Advisory Research Global Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014		For the Year Ended October 31, 2013		For the Year Ended October 31, 2012		For the Year Ended October 31, 2011

Net asset value, beginning of period	$13.17		$14.22		$11.44		$10.52		$10.58
Income from investment operations:
Net investment income[1]	0.13		0.14		0.11		0.12		0.11
Net realized and unrealized gain on investments	(0.29)		0.18		2.83		0.93		0.01
Total from investment operations	(0.16)		0.32		2.94		1.05		0.12

Less distributions:
From net investment income	(0.15)		(0.17)		(0.16)		(0.13)		(0.18)
From net realized gain	(1.11)		(1.20)		-		-		-
Total distributions	(1.26)		(1.37)		(0.16)		(0.13)		(0.18)

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$11.75		$13.17		$14.22		$11.44		$10.52

Total return[3]	(1.09%)		2.44%		26.00%		10.10%		1.06%

Ratios and Supplemental Data:
Net assets, end of period (millions)	$15.1		$20.8		$22.3		$11.9		$9.6

Ratio of expenses to average net assets:[4]
Before fees waived and expenses absorbed	2.03%		1.82%		2.05%		2.53%		2.93%
After fees waived and expenses absorbed	1.10%		1.14%		1.35%		1.35%		1.35%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.13%		0.35%		0.13%		(0.05%)		(0.62%)
After fees waived and expenses absorbed	1.06%		1.03%		0.83%		1.13%		0.96%
Portfolio turnover rate	71%		47%		93%		37%		76%

[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares
[4]
Prior to January 1, 2014, the Advisor had contractually agreed to limit the operating expenses of the Global Value Fund to 1.35%.
Effective January 1, 2014, the Advisor has contractually agreed to limit the operating expenses to 1.10%.

See Accompanying Notes to the Financial Statements.

Advisory Research Funds
Advisory Research International All Cap Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.
					For the Period May 2, 2011* through October 31, 2011

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012

Net asset value, beginning of period	$10.14	$10.75	$8.82	$8.16	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.13	0.20	0.16	0.18	0.06
Net realized and unrealized gain (loss) on investments	(0.42)	(0.34)	1.99	0.55	(1.90)
Total from investment operations	(0.29)	(0.14)	2.15	0.73	(1.84)

Less distributions:
From net investment income	(0.25)	(0.41)	(0.22)	(0.07)	-
From net realized gain	(0.95)	(0.06)	-	-	-
Total distributions	(1.20)	(0.47)	(0.22)	(0.07)	-

Redemption fee proceeds[1]	0.01	-	-	-	-

Net asset value, end of period	$8.66	$10.14	$10.75	$8.82	$8.16

Total return[2]	(2.51%)	(1.28%)	24.86%	9.04%	(18.40%)	[3]

Ratios and Supplemental Data:
Net assets, end of period (millions)	$1.2	$1.4	$1.7	$1.6	$1.3

Ratio of expenses to average net assets:[5]
Before fees waived and expenses absorbed	16.03%	14.73%	12.27%	15.41%	22.47%	[4]
After fees waived and expenses absorbed	1.10%	1.15%	1.35%	1.35%	1.35%	[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(13.54%)	(11.70%)	(9.23%)	(11.84%)	(19.68%)	[4]
After fees waived and expenses absorbed	1.39%	1.88%	1.69%	2.22%	1.44%	[4]
Portfolio turnover rate	49%	68%	65%	37%	8%	[3]

[1]	Based on average shares method.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redeption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]
Prior to January 1, 2014, the Advisor had contractually agreed to limit the operating expenses of the International All Cap Value Fund to 1.35%.
Effective January 1, 2014, the Advisor has contractually agreed to limit the operating expenses to 1.10%.

See Accompanying Notes to the Financial Statements.

Advisory Research Funds
Advisory Research International Small Cap Value Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014		For the Year Ended October 31, 2013		For the Year Ended October 31, 2012		For the Year Ended October 31, 2011

Net asset value, beginning of period	$12.53		$12.98		$10.48		$10.02		$10.51
Income from investment operations
Net investment income[1]	0.15		0.16		0.17		0.18		0.15
Net realized and unrealized gain (loss) on investments	(0.54)		0.18		2.63		0.66		(0.24)
Total from investment operations	(0.39)		0.34		2.80		0.84		(0.09)

Less Distributions:
From net investment income	(0.16)		(0.30)		(0.21)		(0.20)		(0.33)
From net realized gain	(0.83)		(0.49)		(0.09)		(0.18)		(0.07)
Total distributions	(0.99)		(0.79)		(0.30)		(0.38)		(0.40)

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$11.15		$12.53		$12.98		$10.48		$10.02

Total return[3]	(2.94%)		2.84%		27.30%		9.03%		(1.02%)

Ratios and Supplemental Data
Net assets, end of period (millions)	$34.4		$31.8		$115.4		$48.6		$30.4

Ratio of expenses to average net assets:[6]
Before fees waived and expenses absorbed	1.24%		1.27%		1.42%		1.61%		1.84%
After fees waived and expenses absorbed	1.19%		1.19%		1.28%		1.35%		1.35%
Ratio of net investment income to average net assets
Before fees waived and expenses absorbed	1.27%		1.17%		1.30%		1.55%		0.85%
After fees waived and expenses absorbed	1.32%		1.25%		1.44%		1.81%		1.34%

Portfolio turnover rate	38%		39%		40%		31%		30%

[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]
Prior to April 1, 2013, the Advisor had contractually agreed to limit the operating expenses of the International Small Cap Value Fund Investor Class to 1.35%.
For the period April 1, 2013 through December 31, 2013, the Advisor had contractually agreed to limit the operating expenses of the Investor Class to 1.25%.
Effective January 1, 2014, the Advisor has contractually agreed to limit the operating expenses of the Investor Class to 1.30%.

See Accompanying Notes to the Financial Statements.

Advisory Research Funds
Advisory Research International Small Cap Value Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended October 31, 2015		For the Period December 31, 2013* through October 31, 2014
Net asset value, beginning of period	$12.54		$12.44
Income from investment operations
Net investment income[1]	0.16		0.18
Net realized and unrealized gain (loss) on investments	(0.54)		(0.08)
Total from investment operations	(0.38)		0.10

Less Distributions:
From net investment income	(0.17)		-
From net realized gain	(0.83)		-
Total distributions	(1.00)		-

Redemption fee proceeds[1]	-	[2]	-	[2]

Net asset value, end of period	$11.16		$12.54

Total return[3]	(2.90%)		0.80%	[4]

Ratios and Supplemental Data
Net assets, end of period (millions)	$135.9		$110.1

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.20%		1.23%	[5]
After fees waived and expenses absorbed	1.15%		1.15%	[5]
Ratio of net investment income to average net assets
Before fees waived and expenses absorbed	1.31%		1.55%	[5]
After fees waived and expenses absorbed	1.36%		1.63%	[5]

Portfolio turnover rate	38%		39%	[4]

*	Commencement of operations.
[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See Accompanying Notes to the Financial Statements.

Advisory Research Funds
Advisory Research Small Company Opportunities Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period November 1, 2013* through October 31, 2014

	For the Year Ended October 31, 2015

Net asset value, beginning of period	$10.92		$10.00
Income from investment operations:
Net investment income (loss)[1]	-	[2]	(0.01)
Net realized and unrealized gain on investments	0.22		0.96
Total from investment operations	0.22		0.95

Less distributions:
From net investment income	-		(0.03)
From net realized gain	(0.55)		-
Total distributions	(0.55)		(0.03)

Redemption fee proceeds[1]	-		-

Net asset value, end of period	$10.59		$10.92

Total return[3]	2.31%		9.50%	[4]

Ratios and Supplemental Data:
Net assets, end of period (millions)	$4.9		$5.3

Ratio of expenses to average net assets:	4.24%		3.63%	[5]
Before fees waived and expenses absorbed	1.10%		1.10%	[5]
After fees waived and expenses absorbed
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(3.10%)		(2.65%)	[5]
After fees waived and expenses absorbed	0.04%		(0.13%)	[5]
Portfolio turnover rate	123%		264%	[4]

*	Commencement of operations.
[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Strategic Income Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

				For the Period December 31, 2012* through October 31, 2013

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014

Net asset value, beginning of period	$9.85	$9.68		$10.00
Income from investment operations:
Net investment income[1]	0.44	0.46		0.39
Net realized and unrealized gain (loss) on investments	(0.11)	0.23		(0.26)
Total from investment operations	0.33	0.69		0.13

Less distributions:
From net investment income	(0.43)	(0.45)		(0.38)
From net realized gain	(0.05)	(0.07)		(0.07)
Total distributions	(0.48)	(0.52)		(0.45)

Redemption fee proceeds[1]	-	-	[2]	-	[2]

Net asset value, end of period	$9.70	$9.85		$9.68

Total return[3]	3.42%	7.40%		1.30%	[4]

Ratios and Supplemental Data:
Net assets, end of period (millions)	$30.3	$99.1		$110.9

Ratio of expenses to average net assets:
Before fees waived	1.12%	0.97%		1.00%	[5]
After fees waived	0.90%	0.90%		0.90%	[5]
Ratio of net investment income to average net assets:
Before fees waived	4.24%	4.64%		4.52%	[5]
After fees waived	4.46%	4.71%		4.62%	[5]

Portfolio turnover rate	26%	28%		68%	[4]

*	Commencement of operations.
[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2015

Note 1 – Organization
Advisory Research All Cap Value Fund (the “All Cap Value Fund”), Advisory Research Emerging Markets Opportunities Fund (the “Emerging Markets Opportunities Fund”), Advisory Research Global Value Fund (the “Global Value Fund”), Advisory Research International All Cap Value Fund (the “International All Cap Value Fund”), Advisory Research International Small Cap Value Fund (the “International Small Cap Value Fund”), Advisory Research Small Company Opportunities Fund (the “Small Company Opportunities Fund”) and Advisory Research Strategic Income Fund (the “Strategic Income Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The All Cap Value Fund, Global Value Fund, International All Cap Value Fund, International Small Cap Value Fund and Strategic Income Fund are diversified funds. The Emerging Markets Opportunities Fund and Small Company Opportunities Fund are non-diversified funds. The All Cap Value Fund, Emerging Markets Opportunities Fund, Global Value Fund, International All Cap Value Fund, International Small Cap Value Fund and Small Company Opportunities Fund’s primary investment objective is to provide long-term capital appreciation. The Strategic Income Fund’s primary investment objective is to seek high current income and long term capital appreciation. The All Cap Value Fund commenced investment operations on November 16, 2009, the Emerging Markets Opportunities Fund commenced investment operations on November 1, 2013, the Global Value Fund commenced investment operations on July 30, 2010, the International All Cap Value Fund commenced investment operations on May 2, 2011, the International Small Cap Value Fund commenced investment operations on March 31, 2010, the Small Company Opportunities Fund commenced investment operations on November 1, 2013 and the Strategic Income Fund commenced investment operations on December 31, 2012. Each of the Funds is authorized to issue a single class of shares except for the International Small Cap Value Fund. The International Small Cap Value Fund is authorized to issue two classes of shares: Investor Class shares and Class I shares. Class I shares of the International Small Cap Value Fund commenced operations on December 31, 2013.

The shares of each class represent an interest in the same portfolio of investments of the International Small Cap Value Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Strategic Income Fund commenced operations on December 31, 2012, prior to which its only activity was the receipt of a $10,000 investment from principals of the Fund’s advisor and a $116,694,966 transfer of shares of the Fund in exchange for the net assets of the Advisory Research Value Income Fund, L.P., a Delaware limited partnership (the “Income Partnership”). This exchange was nontaxable, whereby the Strategic Income Fund issued 11,669,376 shares for the net assets of the Income Partnership on December 31, 2012. The investment portfolio of the Income Partnership with a fair value of $113,501,578 (identified cost of investment transferred were $107,998,531) and cash were the primary assets received by the Strategic Income Fund. For financial reporting purposes, assets received and shares issued by the Strategic Income Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Strategic Income Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes. The Strategic Income Fund assumed $150,098 in net liabilities as part of this exchange.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Preferred Stocks
Preferred stocks are a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

(d) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended October 31, 2012 – 2014 and as of and during the year ended October 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

(f) Distributions to Shareholders
The Funds will make distributions of net investment income and capital gains, if any, at least annually, except for the Strategic Income Fund which will distribute net investment income, if any, monthly. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc., a wholly owned subsidiary of Piper Jaffray Companies (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

All Cap Value Fund	0.75%
Emerging Markets Opportunities Fund	1.00%
Global Value Fund	0.80%
International All Cap Value Fund	0.80%
International Small Cap Value Fund	0.90%
Small Company Opportunities Fund	0.80%
Strategic Income Fund	0.70%

The Funds’ Advisor has contractually agreed to waive its fee and/or pay for operating expenses of the Funds to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed the following levels:

	Expense Limit as a % of average daily net assets effective January 1, 2014	Expense Limit as a % of average daily net assets prior to January 1, 2014
All Cap Value Fund	1.00%	1.20%
Emerging Markets Opportunities Fund	1.35%	1.35%
Global Value Fund	1.10%	1.35%
International All Cap Value Fund	1.10%	1.35%
International Small Cap Value Fund - Investor Class	1.30%	1.25%
International Small Cap Value Fund - Class I	1.15%	1.15%
Small Company Opportunities Fund	1.10%	1.10%
Strategic Income Fund	0.90%	0.90%

This agreement is in effect until February 28, 2016 and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor waived fees and absorbed other expenses for the year ended October 31, 2015 stated below:

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

All Cap Value Fund	$91,550
Emerging Markets Opportunities Fund	167,520
Global Value Fund	167,777
International All Cap Value Fund	190,857
International Small Cap Value Fund	75,417
Small Company Opportunities Fund	143,833
Strategic Income Fund	112,604

The Advisor may recover from each Fund fees and/or expenses previously waived and/or absorbed, if each Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from each Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. The Advisor may recapture all or a portion of the following amounts no later than October 31, of the years stated below:

	All Cap Value Fund	Emerging Markets Opportunities Fund	Global Value Fund	International All Cap Value Fund
2016	$103,630	$-	$120,386	$186,778
2017	64,724	171,216	150,094	206,013
2018	91,550	167,520	167,777	190,857
Total	$259,904	$338,736	$438,257	$583,648

	International Small Cap Value Fund	Small Company Opportunities Fund	Strategic Income Fund
2016	$113,951	$-	$99,739
2017	108,196	146,020	74,317
2018	75,417	143,833	112,604
Total	$297,564	$289,853	$286,660

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, N.A., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended October 31, 2015, each Fund’s allocated fees paid to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2015, are reported on the Statements of Operations.

The Advisor reimbursed the International All Cap Value Fund $1,471 for losses from a trade error. This amount is reported on the Fund’s Statement of Operations under the caption “Net increase from payment by affiliates.” This reimbursement had no impact to the Fund’s performance.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

Note 4 – Federal Income Taxes
At October 31, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	All Cap Value Fund	Emerging Markets Opportunities Fund	Global Value Fund	International All Cap Value Fund
Cost of investments	$28,945,226	$32,924,007	$15,647,761	$1,276,304

Gross unrealized appreciation	$4,124,179	$1,237,559	$1,304,517	$76,145
Gross unrealized depreciation	(1,971,024)	(4,470,229)	(1,449,338)	(135,442)
Net unrealized appreciation (depreciation)	$2,153,155	$(3,232,670)	$(144,821)	$(59,297)

	International Small Cap Value Fund	Small Company Opportunities Fund	Strategic Income Fund
Cost of investments	$174,365,371	$4,668,339	$32,724,826

Gross unrealized appreciation	$13,888,684	$443,214	$1,312,980
Gross unrealized depreciation	(18,134,673)	(220,296)	(508,872)
Net unrealized appreciation (depreciation)	$(4,245,989)	$222,918	$804,108

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increase (Decrease)
		Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss

	Paid-in Capital

All Cap Value Fund	$4,639,052	$(8,321)	$(4,630,731)
Emerging Markets Opportunities Fund	147	280,127	(280,274)
Global Value Fund	(1)	(22,036)	22,037
International All Cap Value Fund	-	(2,439)	2,439
International Small Cap Value Fund	(2,358)	(83,335)	85,693
Small Company Opportunities Fund	(30,727)	13,201	17,526
Strategic Income Fund	1,620,692	(93,804)	(1,526,888)

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

At October 31, 2015, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Not Subject to Expiration
	Short-Term	Long-Term	Total
Emerging Markets Opportunities Fund	$797,337	$746,827	$1,544,164
International All Cap Value Fund	-	14,535	14,535

As of October 31, 2015, the following Fund had qualified late-year ordinary losses, which are deferred until fiscal year 2016 for tax purposes.

Late-Year Ordinary Losses
Small Company Opportunities Fund	$7,645

Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of October 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	All Cap Value Fund	Emerging Markets Opportunities Fund	Global Value Fund	International All Cap Value Fund

Undistributed ordinary income	$205,481	$455,461	$169,073	$14,537
Undistributed long-term capital gains	4,218,205	-	684,759	-
Tax accumulated earnings	4,423,686	455,461	853,832	14,537

Accumulated capital and other losses	-	(1,557,132)	-	(14,535)
Unrealized appreciation (depreciation) on investments	2,153,155	(3,232,670)	(144,821)	(59,297)
Unrealized appreciation on foreign currency translations	-	1,126	(2,260)	(642)
Total accumulated earnings (deficit)	$6,576,841	$(4,333,215)	$706,751	$(59,937)

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

	International	Small Company
	Small Cap	Opportunities	Strategic
	Value Fund	Fund	Income Fund

Undistributed ordinary income	$1,806,972	$-	$44,847
Undistributed long-term capital gains	2,054,078	87,736	210,795
Tax accumulated earnings	3,861,050	87,736	255,642

Accumulated capital and other losses	-	(10,684)	-
Unrealized appreciation (depreciation) on investments	(4,245,989)	222,918	804,108
Unrealized appreciation on foreign currency translations	(13,238)	-	-
Total accumulated earnings (deficit)	$(398,177)	$299,970	$1,059,750

The tax character of distributions paid during the fiscal year ended October 31, 2015 and fiscal periods ended 2014 were as follows:

	All Cap Value Fund		Emerging Markets Opportunities Fund
	2015	2014	2015	2014

Distributions paid from:
Ordinary income	$984,680	$366,688	$1,099,115	$7,319
Net long-term capital gains	5,428,861	2,680,246	-	-
Total distributions paid	$6,413,541	$3,046,934	$1,099,115	$7,319

	Global Value Fund		International All Cap Value Fund
	2015	2014	2015	2014

Distributions paid from:
Ordinary income	$701,434	$655,238	$62,903	$55,142
Net long-term capital gains	1,206,920	1,436,125	105,090	8,426
Total distributions paid	$1,908,354	$2,091,363	$167,993	$63,568

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

	International Small Cap Value Fund		Small Company Opportunities Fund
	2015	2014	2015	2014

Distributions paid from:
Ordinary income	$4,641,352	$4,381,245	$270,400	$12,021
Net long-term capital gains	6,711,327	2,623,879	-	-
Total distributions paid	$11,352,679	$7,005,124	$270,400	$12,021

	Strategic Income Fund
	2015	2014
Distributions paid from:
Ordinary income	$2,409,527	$4,754,568
Net long-term capital gains	251,123	811,192
Total distributions paid	$2,660,650	$5,565,760

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended October 31, 2015, the All Cap Value Fund, Emerging Markets Opportunities Fund, Global Value Fund, International All Cap Value Fund, International Small Cap Value Fund, Small Company Opportunities Fund and Strategic Income Fund received $2,115, $869, $617, $1,230, $2,435, $0 and $0, respectively, in redemption fees.

Note 6 – Investment Transactions
For the year ended October 31, 2015, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
All Cap Value Fund	$21,827,904	$49,067,704	*
Emerging Markets Opportunities Fund	22,852,591	13,806,972
Global Value Fund	12,367,207	16,211,563
International All Cap Value Fund	604,024	706,427
International Small Cap Value Fund	94,314,236	55,749,895
Small Company Opportunities Fund	5,415,324	6,112,649
Strategic Income Fund	12,920,152	75,054,661	*

*	The amounts include in-kind transactions of $23,216,414 for the All Cap Value Fund and $46,765,587 for the Strategic Income Fund.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the International Small Cap Value Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of the International Small Cap Value Fund’s Investor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

For the year ended October 31, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Loan and Pledge Agreement
The All Cap Value Fund and the Strategic Income Fund have a $15 million Senior Secured Revolving Credit Facility (“Facility”) with UMB Bank n.a. (“UMB Loan Agreement”) to engage in permitted borrowing. The Funds are permitted to borrow up to the lesser of one-third of the Funds’ total assets, or the maximum amount permitted subject to the Funds’ investment limitations. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each borrower. The loan is fully collateralized throughout the term of the loan with securities or other assets of the Funds that have an aggregate market value of at least three times the loan balance. Securities that have been pledged as collateral for the loan are indicated in the Schedules of Investments (if any). Borrowings under the UMB Loan Agreement are charged interest at a calculated rate computed by UMB Bank n.a. based on the London Interbank Offered Rate (LIBOR) rate plus 1.00%, adjusting monthly.

The All Cap Value Fund and the Strategic Income Fund have not used the Facility during the year ended October 31, 2015.

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2015, in valuing the Funds’ assets carried at fair value:

All Cap Value Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$29,876,740	$-	$-	$29,876,740
Short-Term Investments	1,221,641	-	-	1,221,641
Total Investments	$31,098,381	$-	$-	$31,098,381

[1]	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Emerging Markets Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments
Common Stocks
Communications	$397,586	$448,401	$-	$845,987
Consumer Discretionary	868,662	4,645,273	271,573	5,785,508
Consumer Staples	424,503	2,213,111	-	2,637,614
Energy	267,193	815,526	-	1,082,719
Financials	1,522,270	6,681,659	-	8,203,929
Health Care	775,272	929,546	-	1,704,818
Industrials	934,322	1,246,491	-	2,180,813
Materials	1,232,847	2,068,297	-	3,301,144
Technology	385,893	1,876,059	-	2,261,952
Utilities	-	444,568	-	444,568
Total Common Stocks	6,808,548	21,368,931	271,573	28,449,052
Short-Term Investments	1,242,285	-	-	1,242,285
Total Investments	$8,050,833	$21,368,931	$271,573	$29,691,337

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

Global Value Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$697,427	$107,902	$-	$805,329
Consumer Discretionary	750,061	1,357,584	-	2,107,645
Consumer Staples	1,145,388	865,568	-	2,010,956
Energy	251,981	287,356	-	539,337
Financials	2,334,313	2,449,086	-	4,783,399
Health Care	1,056,546	507,795	-	1,564,341
Industrials	752,233	435,567	-	1,187,800
Materials	639,816	727,102	-	1,366,918
Technology	444,874	349,586	-	794,460
Utilities	-	91,597	-	91,597
Total Common Stocks	8,072,639	7,179,143	-	15,251,782
Short-Term Investments	251,158	-	-	251,158
Total Investments	$8,323,797	$7,179,143	$-	$15,502,940

International All Cap Value Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$-	$20,001	$-	$20,001
Consumer Discretionary	-	212,606	-	212,606
Consumer Staples	20,669	129,455	-	150,124
Energy	-	49,935	-	49,935
Financials	18,566	388,274	-	406,840
Health Care	-	76,444	-	76,444
Industrials	-	57,391	-	57,391
Materials	-	112,984	-	112,984
Technology	-	53,734	-	53,734
Utilities	-	15,768	-	15,768
Total Common Stocks	39,235	1,116,592	-	1,155,827
Short-Term Investments	61,180	-	-	61,180
Total Investments	$100,415	$1,116,592	$-	$1,217,007

International Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Investments
Common Stocks
Communications	$-	$2,469,573	$-	$2,469,573
Consumer Discretionary	500,442	16,989,998	1,120,450	18,610,890
Consumer Staples	1,697,097	21,322,834	-	23,019,931

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

Energy	-	5,165,915	-	5,165,915
Financials	4,715,583	30,900,617	-	35,616,200
Health Care	1,546,994	10,681,071	-	12,228,065
Industrials	-	24,144,267	-	24,144,267
Materials	1,115,096	25,275,268	-	26,390,364
Technology	-	12,602,631	-	12,602,631
Utilities	-	1,504,970	-	1,504,970
Total Common Stocks	9,575,212	151,057,144	1,120,450	161,752,806
Short-Term Investments	8,366,576	-	-	8,366,576
Total Investments	$17,941,788	$151,057,144	$1,120,450	$170,119,382

*	The Funds did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. Global Value, International All Cap and International Small Cap Value Fund had no transfers between Levels at period end. The following is a reconciliation of transfers between Levels for the Emerging Markets Opportunities Fund from October 31, 2014 to October 31, 2015, represented by recognizing the October 31, 2015 market value of securities:

Emerging Markets Opportunities Fund
Transfers into Level 1	$-
Transfers out of Level 1	(1,464,864)
Net transfers in (out) of Level 1	$(1,464,864)

Transfers into Level 2	$1,464,864
Transfers out of Level 2	-
Net transfers in (out) of Level 2	$1,464,864

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Emerging Markets Opportunities Fund	International Small Cap Value Fund
Beginning balance October 31, 2014	$-	$-
Transfers into Level 3 during the period	271,573	-
Transfers out of Level 3 during the period	-	-
Total realized and change in unrealized gain/(loss)	-	(1,242,554)
Purchases	-	2,363,004
Sales	-	-
Ending balance October 31, 2015	$271,573	$1,120,450

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2015:

	Fair Value October 31, 2015	Valuation Methodologies	Unobservable Input[1]	Impact to Valuation from an increase in Input[2]
Emerging Markets Opportunities Fund
Common Stocks	$271,573	Fair Value	Discount for lack of marketability	Decrease
International Small Cap Value Fund
Common Stocks	$1,120,450	Fair Value	Discount for lack of marketability	Decrease

[1]	The investment advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. A Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
[2]	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Small Company Opportunities Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$4,618,643	$-	$-	$4,618,643
Short-Term Investments	272,614	-	-	272,614
Total Investments	$4,891,257	$-	$-	$4,891,257

[1]	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

Strategic Income Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks[1]	$2,538,792	$-	$-	$2,538,792
Corporate Bonds[1]	-	17,383,507	-	17,383,507
Mutual Funds	380,202	-	-	380,202
Preferred Stocks[1]	10,872,970	-	-	10,872,970
Short-Term Investments	2,353,463	-	-	2,353,463
Total Investments	$16,145,427	$17,383,507	$-	$33,528,934

[1]	For a detailed break-out of common stocks, corporate bonds and preferred stocks by major industry classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 11 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

The Funds declared the payment of a distribution to be paid, on December 17, 2015, to shareholders of record on December 16, 2015 as follows:

		Long Term Capital Gain	Short Term Capital Gain	Income
All Cap Value		$2.27562	$0.00000	$0.13466
Global Value		0.41867	0.12194	0.14009
International All Cap Value		0.00000	0.00000	0.13768
International Small Cap Value	Investor Class	0.05769	0.09281	0.12928
International Small Cap Value	Class I Shares	0.05769	0.09281	0.13323
Emerging Markets Opportunities		0.00000	0.00000	0.15600
Small Companies Opportunities		0.18942	0.00000	0.00000
Strategic Income		0.12836	0.00000	0.07949

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of Advisory Research All Cap Value Fund, Advisory Research International All Cap Value Fund, Advisory Research International Small Cap Value Fund, Advisory Research Global Value Fund, Advisory Research Strategic Income Fund, Advisory Research Emerging Markets Opportunities Fund and Advisory Research Small Company Opportunities Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments as of October 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Advisory Research All Cap Value Fund, Advisory Research International All Cap Value Fund, Advisory Research International Small Cap Value Fund, Advisory Research Global Value Fund, Advisory Research Strategic Income Fund, Advisory Research Emerging Markets Opportunities Fund and Advisory Research Small Company Opportunities Fund, as of October 31, 2015, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 30, 2015

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Capital Gain Designation
For Federal income tax purposes, the All Cap Value Fund, Global Value Fund, International All Cap Value Fund, International Small Cap Value Fund and Strategic Income Fund designate long-term capital gain dividends of $5,428,861; $1,206,920; $105,090; $6,711,327 and $251,123, respectively for the year ended October 31, 2015.

Corporate Dividends Received Deduction
For the fiscal year ended October 31, 2015, 100%, 45.09%, 5.89% and 42.28% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the All Cap Value Fund, Global Value Fund, International All Cap Value Fund and the Strategic Income Fund, respectively.

Qualified Dividend Income
Pursuant to Section 854 of the Internal Revenue Code of 1986, the All Cap Value Fund, Emerging Markets Opportunities Fund, Global Value Fund, International All Cap Value Fund, International Small Cap Value Fund, and Strategic Income Fund designate income dividends of 100%, 22.19%, 100%, 100%, 94.22% and 44.53%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2015.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Emerging Markets Opportunities Fund designates $458,418 of income derived from foreign sources and $77,717 of foreign taxes paid for the period ended October 31, 2015.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the International Small Cap Value designates $2,523,140 of income derived from foreign sources and $275,602 of foreign taxes paid for the period ended October 31, 2015.

Of the ordinary Income (including short-term capital gain) distributions made for the year ended October 31, 2015, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
Emerging Markets Opportunities Fund	$0.1333	$0.0226
International Small Cap Value Fund	$0.1653	$0.0181

Trustees and Officer Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	79	None.

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	79	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	79	None.
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	79	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	79	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
[b]	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Straford Square, Boyertown, Pennsylvania 19512.
[c]	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Advisory Research All Cap Value Fund, Advisory Research Emerging Markets Opportunities Fund, Advisory Research Global Value Fund, Advisory Research International All Cap Value Fund, Advisory Research International Small Cap Value Fund, Advisory Research Small Company Opportunities Fund and Advisory Research Strategic Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 19-20, 2015, and September 16-18, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) with respect to the following series of the Trust for an additional one-year term: Advisory Research All Cap Value Fund (the “All Cap Value Fund”), Advisory Research Global Value Fund (the “Global Value Fund”), Advisory Research International All Cap Value Fund (the “International All Cap Fund”), Advisory Research International Small Cap Value Fund (the “International Small Cap Fund”), Advisory Research Strategic Income Fund (the “Strategic Income Fund”), Advisory Research Emerging Markets Opportunities Fund (the “Emerging Markets Fund”) and Advisory Research Small Company Opportunities Fund (the “Small Company Fund”). In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal is in the best interests of each Fund and its shareholders.

Background
In advance of the meetings, the Board received information about each Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Funds; reports comparing the performance of each Fund with returns of its benchmark index, a group of comparable funds (each a “Performance Peer Group”) selected by Morningstar, Inc. (“Morningstar”), and the relevant fund universe selected by Morningstar (each a “Performance Universe”), for various periods ended May 31, 2015; and reports comparing the investment advisory fees and total expenses of each Fund to those of a group of comparable funds (each an “Expense Peer Group”) selected by Morningstar from its relevant fund universe (each an “Expense Universe”). The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of each Fund. With respect to the performance results of the Funds, the meeting materials indicated as follows:

•	The All Cap Value Fund’s performance for the one-year period was below the return of the Large Relative Value Performance Universe by 2.59%, the Performance Peer Group median return by 2.41%, and the Russell 3000 Value Index return by 0.71%. For the three-year period, the Fund’s annualized total return was below the Performance Peer Group median return by 3.00%, the Performance Universe median return by 2.39%, and the Index return by 2.14%. For the five-year period, the Fund’s annualized total return was below the Performance Universe median return by 1.73%, the Performance Peer Group median return by 1.72%, and the Index return by 0.91%. The Trustees noted that the Fund had assumed lower investment risk than its peers generally, as measured by the Fund’s standard deviation compared to that of the Performance Peer Group for each period.

Advisory Research All Cap Value Fund, Advisory Research Emerging Markets Opportunities Fund, Advisory Research Global Value Fund, Advisory Research International All Cap Value Fund, Advisory Research International Small Cap Value Fund, Advisory Research Small Company Opportunities Fund and Advisory Research Strategic Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

•	The total return of the Emerging Markets Fund for the one-year period was above the Performance Peer Group median return, the MSCI Emerging Markets Index return and the Diversified Emerging Markets Performance Universe median return.

•	The total return of the Global Value Fund for the one-year period was above the MSCI World Value Index return but below the World All-Cap Performance Universe median return by 4.05% and the Performance Peer Group median return by 1.74%. For the three-year period, the annualized total return of the Fund was below the Index return by 0.11%, the Performance Peer Group median return by 1.75%, and the Performance Universe median return by 1.19%. For the five-year period, the annualized total return of the Fund was above the Index return but below the Performance Universe median return by 2.80% and the Performance Peer Group median return by 1.24%.

•	The annualized total return of the International All Cap Fund for the three-year period was above the Foreign Small/Mid Value Performance Universe median return, the MSCI EAFE Value Index return and the Performance Peer Group median return. For the one-year period, the Fund’s total return was above the return of the Index but below the Performance Peer Group median return by 1.97% and the Performance Universe median return by 0.16%.

•	The total return of the International Small Cap Fund for the one-year period was above the return of the MSCI EAFE Index but below the Performance Peer Group median return by 2.01%, the MSCI EAFE Small Cap Index by 1.95%, and the Foreign Small/Mid Value Performance Universe median return by 0.23%. The Trustees noted that the Fund had assumed lower investment risk than its peers generally, as measured by the Fund’s standard deviation compared to those of the Performance Peer Group and Performance Universe.

•	The total return of the Small Company Fund for the one-year period was above the return of the Russell 2000 Value Index but below the Small Relative Value Performance Universe median return by 3.60% and the Performance Peer Group median return by 2.57%. The Trustees noted that the Fund had assumed lower investment risk than its peers generally, as measured by the Fund’s standard deviation compared to those of the Performance Peer Group and Performance Universe.

•	The total return of the Strategic Income Fund for the one-year period was above the Multisector Bond Performance Universe median return but below the return of the BofA Merrill Lynch Preferred Stock Fixed Rate Index by 2.44% and the Performance Peer Group median return by 1.21%. For the three-year period, the annualized total return of the Fund was above the Performance Universe median return but below the Performance Peer Group median return by 0.97% and the Index return by 0.55%. For the five-year period, the annualized total return of the Fund was above the Performance Universe median return but below the Performance Peer Group median return by 1.76% and the Index return by 0.52%. For the ten-year period, the annualized total return of the Fund was above the Index return but below the Performance Peer Group median return by 1.92% and the Performance Universe median return by 0.93%.

Advisory Research All Cap Value Fund, Advisory Research Emerging Markets Opportunities Fund, Advisory Research Global Value Fund, Advisory Research International All Cap Value Fund, Advisory Research International Small Cap Value Fund, Advisory Research Small Company Opportunities Fund and Advisory Research Strategic Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

The Trustees noted that the Fund began operation on December 31, 2012, after the reorganization of a private fund into the Fund, and that performance information prior to that date was for the predecessor fund. The Trustees also considered the Investment Advisor’s observations that the Fund is distinguishable from many funds in the Performance Peer Group which take long positions in preferred securities; that the top-performing funds in the Performance Peer Group had significant investments in Rule 144A securities which were generally less liquid and more volatile, and therefore presented more risk, than the investments held by the Fund; that the Fund had assumed lower investment risk than its peers generally, as measured by the Fund’s standard deviation compared to those of the Performance Peer Group for each period; and that for the five-year period, the Fund had the second highest Sharpe ratio of funds in the peer group, which meant that the Fund had a comparatively high risk-adjusted return.

The Board also considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund are satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated as follows:

•	The investment advisory fees (gross of fee waivers) of the All Cap Value Fund were below the Expense Peer Group median but above the Large Blend Expense Universe median by 0.05. The Board noted, however, that the Investment Advisor had waived a significant portion of its advisory fees for the year ended April 30, 2015, and that the Fund’s gross advisory fee was lower than the advisory fee charged by the Investment Advisor to a private fund it manages using the same investment strategy as the Fund but, at the Fund’s current asset level, higher than the standard fees charged by the Investment Advisor to its other clients to manage separate accounts using the same investment strategy as the Fund. The Board noted, however, that that the Investment Advisor oversees the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the advisor’s other clients that are not registered under the 1940 Act, and that it had agreed to limit the Fund’s total expenses.

The total expenses paid by the Fund (net of fee waivers) were lower than the Fund’s Expense Peer Group median but 0.12% higher than the Expense Universe median. The Board noted, however, that the assets of the Fund were significantly smaller than the average asset size of funds in the Expense Universe.

•	The investment advisory fees (gross of fee waivers) and the total expenses paid by the Emerging Markets Fund (net of fee waivers) were below the respective Expense Peer Group and Diversified Emerging Markets Expense Universe medians. The Board also observed that the Fund’s gross advisory fee was lower than the standard fees charged by the Investment Advisor to its other clients to manage separate accounts using the same investment strategy as the Fund.

Advisory Research All Cap Value Fund, Advisory Research Emerging Markets Opportunities Fund, Advisory Research Global Value Fund, Advisory Research International All Cap Value Fund, Advisory Research International Small Cap Value Fund, Advisory Research Small Company Opportunities Fund and Advisory Research Strategic Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

•	The investment advisory fees (gross of fee waivers) of the Global Value Fund were the same as the Expense Peer Group and World Stock Expense Universe medians, and the total expenses paid by the Fund (net of fee waivers) were lower than the Fund’s Expense Peer Group median and equal to the Expense Universe median. The Board also observed that at the Fund’s current asset level, the Fund’s gross advisory fee was the same as the standard fees charged by the Investment Advisor to its other clients to manage separate accounts using the same investment strategy as the Fund.

•	The investment advisory fees (gross of fee waivers) of the International All Cap Fund were below the Expense Peer Group and Foreign Small/Mid Value Expense Universe medians, and the total expenses paid by the Fund (net of fee waivers) were lower than the Fund’s Expense Peer Group median and equal to the Expense Universe median. The Board also observed that at the Fund’s current asset level, the Fund’s gross advisory fee was lower than the standard fees charged by the Investment Advisor to its other clients to manage separate accounts using the same investment strategy as the Fund.

•	The investment advisory fees (gross of fee waivers) and the total expenses paid by the International Small Cap Fund (net of fees) were below the respective Expense Peer Group and Foreign Small/Mid Value Expense Universe medians. The Board also observed that the Fund’s gross advisory fee was lower than the advisory fee charged by the Investment Advisor to a private fund it manages using the same investment strategy as the Fund, and at the Fund’s current asset level, higher than the standard fees charged by the Investment Advisor to its other clients to manage separate accounts using the same investment strategy as the Fund. The Board noted, however, that that the Investment Advisor oversees the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the advisor’s other clients that are not registered under the 1940 Act, and that it had agreed to limit the Fund’s total expenses.

•	The investment advisory fees (gross of fee waivers) and the total expenses paid by the Small Company Fund (net of fees) were below the respective Expense Peer Group and Small Blend Expense Universe medians. The Board also observed that at the Fund’s current asset level, the Fund’s gross advisory fee was lower than the standard fees charged by the Investment Advisor to its other clients to manage separate accounts using the same investment strategy as the Fund.

•	The investment advisory fees (gross of fee waivers) of the Strategic Income Fund were above the Expense Peer Group median by 0.15% and the Multisector Bond Expense Universe median by 0.225%. The Board noted, however, that the Investment Advisor had waived a portion of its advisory fees for the year ended April 30, 2015. The Board also observed that at the Fund’s current asset level, the Fund’s gross advisory fee was higher than the standard fees charged by the Investment Advisor to its other clients to manage separate accounts using the same investment strategy as the Fund. The Board noted, however, that that the Investment Advisor oversees the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the advisor’s other clients that are not registered under the 1940 Act, and that it had agreed to limit the Fund’s total expenses.

The total expenses paid by the Fund (net of fee waivers) were the same as the Fund’s Expense Peer Group median and slightly higher (by 0.04%) than the Expense Universe median. The Board noted, however, that the assets of the Fund were significantly smaller than the average asset size of funds in the Expense Universe.

Advisory Research All Cap Value Fund, Advisory Research Emerging Markets Opportunities Fund, Advisory Research Global Value Fund, Advisory Research International All Cap Value Fund, Advisory Research International Small Cap Value Fund, Advisory Research Small Company Opportunities Fund and Advisory Research Strategic Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to each Fund.

Profitability and Economies of Scale
The Board next considered information relating to the Investment Advisor’s costs and profits with respect to the Funds for the year ended April 30, 2015, noting that the Investment Advisor had waived all or a significant portion of its advisory fee with respect to each Fund, and that in addition to waiving its entire investment advisory fee with respect to the International All Cap Fund and the Small Company Fund, the Investment Advisor had subsidized certain Fund operating expenses and realized no profits with respect to those Funds. The Board determined that the level of the Investment Advisor’s profitability with respect to each other Fund was reasonable. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds other than investment advisory fees paid to the Investment Advisor, including research made available to it by broker-dealers providing execution services to the Funds, and the intangible benefits of its association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. They also noted that although there were no advisory fee breakpoints with respect to any of the Funds, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Funds’ assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of each Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to each Fund.

Advisory Research Funds
EXPENSE EXAMPLES
For the Six Months Ended October 31, 2015 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Advisory Research All Cap Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/15	10/31/15	5/1/15 – 10/31/15
Actual Performance	$1,000.00	$961.60	$4.95
Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.10

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Advisory Research Emerging Markets Opportunities Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/15	10/31/15	5/1/15 –10/31/15
Actual Performance	$1,000.00	$871.00	$6.37
Hypothetical (5% annual return before expenses)	1,000.00	1,018.39	6.88

*
Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Advisory Research Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended October 31, 2015 (Unaudited)

Advisory Research Global Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/15	10/31/15	5/1/15-10/31/15
Actual Performance	$1,000.00	$947.60	$5.41
Hypothetical (5% annual return before expenses)	1,000.00	1,019.65	5.61

*
Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Advisory Research International All Cap Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/15	10/31/15	5/1/15-10/31/15
Actual Performance	$1,000.00	$924.20	$5.34
Hypothetical (5% annual return before expenses)	1,000.00	1,019.65	5.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Advisory Research International Small Cap Value Fund		Beginning Account Value	Ending Account Value	Expense Paid During Period*
		5/1/15	10/31/15	5/1/15 – 10/31/15
Investor Class	Actual Performance	$1,000.00	$935.40	$5.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.22	6.04
Class I	Actual Performance	1,000.00	935.50	5.59
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.43	5.83

*	Expenses are equal to the Fund’s annualized expense ratios of 1.19% and 1.15% for Investor Class and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six months period). The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.

Advisory Research Small Company Opportunities Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/15	10/31/15	5/1/15 – 10/31/15
Actual Performance	$1,000.00	$1,002.80	$5.55
Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Advisory Research Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended October 31, 2015 (Unaudited)

Advisory Research Strategic Income Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/15	10/31/15	5/1/15 – 10/31/15
Actual Performance	$1,000.00	$1,008.10	$4.56
Hypothetical (5% annual return before expenses)	1,000.00	1,020.67	4.59

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Advisory Research Funds
Each a series of Investment Managers Series Trust

Advisor
Advisory Research, Inc.
Two Prudential Plaza
180 N. Stetson, Suite 5500
Chicago, Illinois 6060

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC.
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research All Cap Value Fund	ADVGX	461 418 816
Advisory Research Emerging Markets Opportunities Fund	ADVMX	461 41P 552
Advisory Research Global Value Fund	ADVWX	461 418 683
Advisory Research International All Cap Value Fund	ADVEX	461 418 477
Advisory Research International Small Cap Value Fund – Investor Class	ADVIX	461 418 741
Advisory Research International Small Cap Value Fund – Class I	ADVLX	461 41P 412
Advisory Research Small Company Opportunities Fund	ADVSX	461 41P 545
Advisory Research Strategic Income Fund	ADVNX	461 41P 503

Privacy Principles of the Advisory Research Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 665-1414, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 665-1414 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (888) 665-1414. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (888) SEC-0330.

Advisory Research Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 665-1414

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-665-1414.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2015	FYE 10/31/2014
Audit Fees	$104,250	$99,750
Audit-Related Fees	N/A	N/A
Tax Fees	$17,500	$17,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2015	FYE 10/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2015	FYE 10/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/8/16

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/8/16